Exhibit 10.35

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LICENSE AGREEMENT

THIS LICENSE AGREEMENT (“Agreement”) is entered into and effective as of July 1, 2026 (the “Effective Date”), by and between Paragon Therapeutics, Inc., a Delaware corporation (“Paragon”), and Mentari Therapeutics, Inc., a Delaware corporation (“Mentari”). Paragon and Mentari are also referred to herein individually as a “Party,” or collectively as the “Parties.”

RECITALS

WHEREAS, Paragon has developed a proprietary platform technology for the discovery and development of antibodies against therapeutically relevant targets;

WHEREAS, pursuant to that certain Antibody Discovery and Option Agreement, dated as of September 4, 2025, (as such agreement may be amended from time to time, including by that certain Amendment No. 1 dated as of July 1, 2026, by and among Paragon, Paratari Holding LLC and Mentari, the “Option Agreement”), Mentari has engaged Paragon to identify, evaluate and develop one or more antibody candidates directed to certain therapeutic targets and has been granted an exclusive option to enter into one or more separate license agreements to develop, manufacture and commercialize the resulting antibodies;

WHEREAS, Mentari has exercised such option with respect to Research Program #1 and Research Program #2 (each as defined below), and the Parties desire to memorialize the exclusive license from Paragon to Mentari with respect to such Research Programs, all on the terms and subject to the conditions set forth in this Agreement; and

WHEREAS, the Option Agreement contemplated a separate License Agreement for each Research Program, and, for administrative convenience, the Parties have elected to memorialize the licenses for both Research Program #1 and Research Program #2 in this Agreement.

NOW THEREFORE, in consideration of the foregoing premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, agree as follows:

ARTICLE I

DEFINITIONS.

The following initially capitalized terms have the following meanings (and derivative forms of them shall be interpreted accordingly):

1.1 “Achievement of Development Candidate” means, with respect to a Mentari Product, the first to occur of: (a) nomination by Mentari’s Board of Directors of such Mentari Product as a “Development Candidate” (“Nomination of a DC”); and (b) the initiation by or on behalf of Mentari or its Affiliate or Sublicensee of a toxicology study with respect to such Mentari Product that employs applicable then-current good laboratory practice standards, the results of which are intended to be submitted as part of an IND (“GLP Tox Initiation”).

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT BOTH CUSTOMARILY AND ACTUALLY TREATS AS PRIVATE AND CONFIDENTIAL.

1.2 “Acquired Program” has the meaning set forth in Section 2.7(c).

1.3 “Acquiring Entity” means, collectively, the Third Party referenced in the definition of Change of Control and such Third Party’s Affiliates, other than (a) the applicable Party in the definition of Change of Control, and (b) such Party’s Affiliates, determined immediately prior to the closing of such Change of Control ((a) and (b) collectively, the “Pre-Existing Entities”).

1.4 “Affiliate” means any entity controlled by, controlling, or under common control with a Party hereto. For the purpose of this definition, “control” (including, with correlative meaning, the terms “controlled by” or “under common control”) means the direct or indirect ownership of more than fifty percent (50%) of the voting interest in, or more than fifty percent (50%) in the equity of, or the right to appoint more than fifty percent (50%) of the directors or management of, such corporation or other business entity. Notwithstanding the foregoing, (a) with respect to either Party, Affiliates of such Party do not include [***] or its Affiliates other than such Party and its subsidiaries, and [***] shall not be deemed to be a Parent Entity of either Party, (b) [***], and (c) [***].

1.5 “Agreement” has the meaning set forth in the preamble.

1.6 “Annual Net Sales” means, on a Mentari Product-by-Mentari Product basis, total Net Sales by Mentari, its Affiliates and Sublicensees in the Territory of such Mentari Product in a particular Calendar Year.

1.7 “Antibody” means any molecule, including [***].

1.8 “Applicable Law” means any national, supra-national, federal, state or local laws, rules, guidances and regulations, in each case, as applicable to the subject matter and the party at issue.

1.9 “Back-Up Mentari Product” has the meaning set forth in Section 4.1.

1.10 “Bankruptcy Code” has the meaning set forth in Section 8.4.

1.11 “Bankruptcy Event” has the meaning set forth in Section 8.4.

1.12 “Bispecific Antibody” means a single molecular entity comprising two separate Antibodies, each of which is Directed To a different single Target (and for clarity, no additional Targets).

1.13 “Business Day” means any day other than Saturday, Sunday or a national holiday in the United States.

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1.14 “Calendar Quarter” means the respective periods of three (3) consecutive calendar months ending on March 31, June 30, September 30 and December 31.

1.15 “Calendar Year” means each successive period of twelve (12) months commencing on January 1 and ending on December 31.

1.16 “CGRP” means calcitonin gene-related peptide.

1.17 “Change of Control” means, with respect to any entity, any of the following: (a) the sale or disposition of all or substantially all of the assets of such entity or its direct or indirect controlling Affiliate to a Third Party; or (b) (i) the acquisition by a Third Party, alone or together with any of its Affiliates, other than an employee benefit plan (or related trust) sponsored or maintained by such entity or any of its Affiliates, of more than fifty percent (50%) of the then-outstanding shares of voting capital stock of such entity or its direct or indirect parent entity that holds, directly or indirectly, beneficial ownership of more than fifty percent (50%) of the then-outstanding shares of voting capital stock of such entity (a “Parent Entity”), or (ii) the acquisition, merger or consolidation of such entity or its Parent Entity with or into another entity, other than, in the case of clause (i) or (ii), an acquisition or a merger or consolidation of such entity or its Parent Entity in which the holders of shares of voting capital stock of such entity or its Parent Entity, as the case may be, immediately prior to such acquisition, merger or consolidation will beneficially own, directly or indirectly, at least fifty percent (50%) of the shares of voting capital stock of the acquiring Third Party or the surviving corporation in such acquisition, merger or consolidation, as the case may be, immediately after such acquisition, merger or consolidation, and in each case of (a) or (b), whether through a single transaction or a series of related transactions, but excluding any and all bona fide financing transactions or internal reorganizations for tax purposes (including the change of place of incorporation or domicile of such entity).

1.18 “Claim” has the meaning set forth in Section 9.3.

1.19 “COC Program” has, on a Research Program-by-Research Program basis, the meaning set forth in Section 2.7(b).

1.20 “Combination Product” has the meaning set forth in Section 1.71.

1.21 “Commercialize” or “Commercializing” means to market, promote, distribute, offer for sale, sell, have sold, import, have imported, export, have exported or otherwise commercialize an Antibody or product, including any Licensed Antibody, Derived Antibody, Product, Multispecific Antibody or Multispecific Product, as applicable. When used as a noun, “Commercialization” means any and all activities involved in Commercializing.

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1.22 “Commercially Reasonable Efforts” means the level of effort and resources commonly applied by a similarly situated biopharmaceutical company to carry out a particular task or obligation with respect to a pharmaceutical or biologic compound, product or therapy owned by it, or to which it has exclusive rights, which is of similar market potential at a similar stage in its development or product life, taking into account issues of safety and efficacy, product profile, the competitiveness of other products in development and in the marketplace, supply chain management considerations, the proprietary position of the compound, product or therapy (including with respect to patent or regulatory exclusivity), the regulatory structure involved, the profitability of the applicable compound, product or therapy (including pricing and reimbursement status achieved), and other relevant technical, legal, scientific or medical factors. For clarity, the “Commercially Reasonable Efforts” of a Party under this Agreement will be determined on a product-by-product and country-by-country basis within the Territory, and it is anticipated that the level of effort for different indications and countries may differ and may change over time, reflecting changes in the status of the compound, product or therapy and the indications and the country or countries involved.

1.23 “Confidential Information” of a Party means any and all non-public scientific, business, regulatory or technical information that is disclosed or made available by or on behalf of one Party (the “Disclosing Party”) to the other Party (the “Receiving Party”) in connection with this Agreement, whether in writing, orally, visually or otherwise. Notwithstanding any provision of this Agreement to the contrary, all, on a Research Program-by-Research Program basis, Licensed Antibody Inventions and Licensed Antibody Technology shall be the Confidential Information of Mentari; provided that in the event of any termination of this Agreement with respect to a Research Program, the Licensed Antibody Inventions and Licensed Antibody Technology for such Research Program shall be the Confidential Information of Paragon.

1.24 “Control” (including any variations such as “Controlled”) means, with respect to any technology (including Know-How) or other Intellectual Property Rights, possession by a Party or one of its Affiliates of the ability (whether by ownership, license or otherwise) to grant a license or a sublicense of or under such technology or Intellectual Property Rights without violating the terms of any agreement or other arrangement with any Third Party; provided, that if following the Effective Date (a) Paragon would Control any Patent that would be included in the Licensed Antibody Patents or Other Licensed Patents but for an obligation to pay royalties or other consideration for the Development, Manufacture, Commercialization or other exploitation of a Mentari Product in the Territory in connection with a grant to Mentari of a license under such Patent, and (b) Mentari, pursuant to Section 2.5, agrees in writing to reimburse Paragon for all such royalties or other consideration, then such Patents shall be deemed Controlled by Paragon. Notwithstanding the foregoing, a Party and its Affiliates shall not be deemed to “Control” any technology or Intellectual Property Rights that (i) prior to the consummation of a Change of Control of such Party is owned or in-licensed, or (ii) after the consummation of a Change of Control of such Party, becomes owned or in-licensed (to the extent such technology or Intellectual Property Rights are developed outside of the scope of the activities conducted hereunder and without use of or reference to any technology or Intellectual Property Rights Controlled by such Party or any Affiliate of such Party immediately before such Change of Control, or any Confidential Information of the other Party), in each case ((i) or (ii)), by a Third Party that becomes an Affiliate of such Party after the Effective Date as a result of such Change of Control or an assignee of such Party after the Effective Date as the result of an assignment of this Agreement in connection with a Change of Control unless prior to the consummation of such Change of Control or assignment, such Party or any of its Affiliates also Controlled such technology or Intellectual Property Rights.

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1.25 “Cover” or “Covering” means, with respect to a particular product, any Patent, that, in the absence of a license granted under, or ownership of, such Patent, the making, using, selling, importation, or exportation of such product would infringe a valid and unexpired claim of such Patent.

1.26 “CREATE Act” has the meaning set forth in Section 5.2(e).

1.27 “Cure Period” has, on a Research Program-by-Research Program basis, the meaning set forth in Section 3.3(b).

1.28 “Derived Antibody” means:

(a) with respect to Research Program #1, with respect to a Licensed Antibody for such Research Program, any monospecific Antibody that is created by or on behalf of Mentari (but not by Paragon under the Option Agreement), its Affiliates or its or their licensees that (a) is derived from or constitutes a modification of a Licensed Antibody, including [***], (b) has [***], and (c) is Directed To the Licensed Target (and not Directed To any other Target). For avoidance of doubt, [***].

(b) with respect to Research Program #2, any Bispecific Antibody that is created by or on behalf of Mentari (but not by Paragon under the Option Agreement), its Affiliates or its or their licensees that is comprised of a first Antibody that is Directed To the first applicable Licensed Target (and no other Targets) and a second Antibody that is Directed To the second applicable Licensed Target (and no additional Targets), one or both of which first and second Antibodies may be Licensed Antibodies or may be as under clause (a) above applied mutatis mutandis. For avoidance of doubt, [***].

1.29 “Develop” or “Developing” means to discover, evaluate, test, research or otherwise develop an Antibody or product, including a Licensed Antibody, Derived Antibody, Product, Multispecific Antibody or Multispecific Product, as applicable. When used as a noun, “Development” means any and all activities involved in Developing.

1.30 “Diligence Milestone” has the meaning set forth in Section 3.3(b).

1.31 “Directed To” means, with regard to an Antibody or product, that such Antibody or product is developed or designed to (a) [***], and (b) [***].

1.32 “Disclosing Party” has the meaning set forth in Section 1.23.

1.33 “Dispute” has the meaning set forth in Section 10.7.

1.34 “Dollar” means a U.S. dollar, and “$” shall be interpreted accordingly.

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1.35 “Effective Date” has the meaning set forth in the preamble.

1.36 “Extension Fee” has the meaning set forth in Section 3.3(b).

1.37 “Extension Period” has the meaning set forth in Section 3.3(b).

1.38 “FDA” means the United States Food and Drug Administration, or a successor federal agency thereto.

1.39 “Field” means the prophylaxis, palliation, treatment and diagnosis of human disease and disorders in all therapeutic areas.

1.40 “Final Deliverable” means, on a Research Program-by-Research Program basis, the “Final Deliverable” as such term is defined in the Option Agreement for such Research Program.

1.41 “Final Deliverable Reference Date” has the meaning set forth in Section 3.3(b).

1.42 “First Commercial Sale” means the first sale of a Mentari Product by Mentari, or one of its Affiliates or its or their Sublicensees, to a Third Party after receipt of all Regulatory Approvals required to market and sell the Mentari Product have been obtained in the country in the Territory in which such Mentari Product is sold. Sales for purposes of testing the Mentari Product and sample purposes shall not be deemed a First Commercial Sale. Furthermore, for purposes of clarity, the term “First Commercial Sale” as used in this Agreement shall not include: (a) [***]; (b) [***]; or (c) [***].

1.43 “Force Majeure” has the meaning set forth in Section 10.2.

1.44 “GLP Tox Initiation” has the meaning set forth in Section 1.1.

1.45 “IND” means an investigational new drug application or equivalent application that is required to commence clinical trials for a product in the Territory and filed with the applicable Regulatory Authority.

1.46 “Indemnified Party” has the meaning set forth in Section 9.3.

1.47 “Indemnifying Party” has the meaning set forth in Section 9.3.

1.48 “Intellectual Property Rights” means any and all proprietary rights provided under (a) patent law, including any Patents; (b) copyright law; or (c) any other applicable statutory provision or common law principle, including trade secret law, that may provide a right in Know-How, or the expression or use thereof.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT BOTH CUSTOMARILY AND ACTUALLY TREATS AS PRIVATE AND CONFIDENTIAL.

1.49 “Know-How” means all technical information and know-how in any tangible or intangible form, including (a) inventions, discoveries, trade secrets, data, specifications, instructions, processes, formulae, materials (including cell lines, vectors, plasmids, nucleic acids and the like), methods, protocols, expertise and any other technology, including the applicability of any of the foregoing to formulations, compositions or products or to their manufacture, development, registration, use or marketing or to methods of assaying or testing them or processes for their manufacture, formulations containing them or compositions incorporating or comprising them, and (b) all data, instructions, processes, formulae, strategies, and expertise, whether biological, chemical, pharmacological, biochemical, toxicological, pharmaceutical, physical, analytical, or otherwise and whether related to safety, quality control, manufacturing or other disciplines. Notwithstanding the foregoing, Know-How excludes Patent claims.

1.50 “Licensed Antibody” means:

(a) with respect to Research Program #1, any and all monospecific Antibodies that are Directed To the Licensed Target and that are discovered, generated, identified or characterized by or on behalf of Paragon in the course of performing such Research Program; and

(b) with respect to Research Program #2, any and all Bispecific Antibodies that are Directed To both of the Licensed Targets and that are discovered, generated, identified or characterized by or on behalf of Paragon in the course of performing such Research Program. Without limitation of the foregoing, Licensed Antibodies with respect to Research Program #2 may include the Licensed Antibodies under Research Program #1 solely to the extent incorporated into Bispecific Antibodies Directed To both PACAP and CGRP.

1.51 “Licensed Antibody Invention” means, on a Research Program-by-Research Program basis, (a) any invention or discovery, whether or not patentable, that was discovered or reduced to practice by or on behalf of Paragon under a Research Program and that constitutes the composition of matter of, or any method of specifically making or using, any Licensed Antibody, and (b) all Intellectual Property Rights in the foregoing, that in each case are Controlled by Paragon or its Affiliates as of the Effective Date or during the Term.

1.52 “Licensed Antibody Patents” means, on a Research Program-by-Research Program basis, all Patents that Cover the composition of matter of, or any method of specifically making or using, any Licensed Antibody, that in each case are Controlled by Paragon or its Affiliates as of the Effective Date or during the Term.

1.53 “Licensed Antibody Technology” means, on a Research Program-by-Research Program basis, (a) the Licensed Antibody Inventions, (b) the Licensed Antibody Patents, (c) the Sequence Information and Results, and (d) all Intellectual Property Rights therein that are Controlled by Paragon or its Affiliates as of the Effective Date or during the Term.

1.54 “Licensed Component(s)” has the meaning set forth in Section 1.71.

1.55 “Licensed Target(s)” means (a) with respect to Research Program #1, PACAP, and (b) with respect to Research Program #2, PACAP and CGRP.

1.56 “Losses” has the meaning set forth in Section 9.1.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT BOTH CUSTOMARILY AND ACTUALLY TREATS AS PRIVATE AND CONFIDENTIAL.

1.57 “MAA” means (a) a New Drug Application in the United States, as defined in the United States Federal Food, Drug and Cosmetics Act, and applicable regulations promulgated thereunder by the FDA, (b) a Biologics License Application in the United States, as defined in the United States Public Health Service Act, or (c) any application filed with any Regulatory Authority in a country other than the United States that is equivalent to either of the foregoing.

1.58 “Major Market Country” means any of the following: the United States, [***], [***], [***], [***] and [***].

1.59 “Manufacture” or “Manufacturing” means to make, produce, manufacture, process, fill, finish, package, label, perform quality assurance testing, release, ship or store an Antibody or product, including any Licensed Antibody, Derived Antibody, Product, Multispecific Antibody or Multispecific Product, as applicable, or any component thereof. When used as a noun, “Manufacture” or “Manufacturing” means any and all activities involved in Manufacturing an Antibody or product, including any Licensed Antibody, Derived Antibody, Product, Multispecific Antibody or Multispecific Product, as applicable, or any component thereof.

1.60 “Mentari” has the meaning set forth in the preamble.

1.61 “Mentari Antibody Patents” means, on a Research Program-by-Research Program basis, all Patents that Cover the composition of matter of, or any method of specifically making or using, any Licensed Antibody or Derived Antibody arising from such Research Program, that in each case are owned or otherwise controlled by Mentari or its Affiliates or Sublicensees as of the Effective Date or during the Term.

1.62 “Mentari Indemnitees” has the meaning set forth in Section 9.2.

1.63 “Mentari Intellectual Property” means any Patents, Know-How or other Intellectual Property Rights that are (a) necessary for, and actually used (or held for use) by Mentari or its Affiliates as of the effective date of termination of this Agreement in the Development, Manufacturing, Commercialization or other exploitation of Mentari Products, and (b) Controlled by Mentari or its Affiliates as of the effective date of termination of this Agreement.

1.64 “Mentari Multispecific Antibody” means, on a Research Program-by-Research Program basis, any Multispecific Antibody that is being Developed, Manufactured, Commercialized or otherwise exploited by Mentari, its Affiliate or Sublicensee, with respect to such Research Program, excluding in each case any Paragon Multispecific Antibody.

1.65 “Mentari Multispecific Product” means, on a Research Program-by-Research Program basis, any product that comprises or contains any Mentari Multispecific Antibody.

1.66 “Mentari Product” means, on a Research Program-by-Research Program basis, individually or collectively, as applicable, (a) with respect to Research Program #1, Licensed Antibodies, Derived Antibodies, Products, Mentari Multispecific Antibodies and Mentari Multispecific Products, or (b) with respect to Research Program #2, Licensed Antibodies, Derived Antibodies and Products. For the avoidance of doubt, Mentari Products with respect to Research Program #2 shall exclude Mentari Multispecific Antibodies and Mentari Multispecific Products.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT BOTH CUSTOMARILY AND ACTUALLY TREATS AS PRIVATE AND CONFIDENTIAL.

1.67 “Milestone” has the meaning set forth in Section 4.1.

1.68 “Milestone Payment” has the meaning set forth in Section 4.1.

1.69 “Multispecific Antibody” means, on a Research Program-by-Research Program basis, any Antibody that is comprised of (a) [***], and (b) [***].

1.70 “Multispecific Product” means any product that comprises or contains any Multispecific Antibody.

1.71 “Net Sales” means, with respect to a Mentari Product, the gross amounts invoiced for the Mentari Product by Mentari, its Affiliates and Sublicensees for sales or other commercial disposition of such Mentari Product in the Territory to unrelated Third Parties, less the following, in each case related specifically to the Mentari Product and actually incurred, paid or accrued by Mentari, its Affiliates or Sublicensees and not otherwise recovered by or reimbursed to Mentari, its Affiliates or Sublicensees;

(a) [***]

(b) [***]

(c) [***]

(d) [***]

(e) [***]

(f) [***]

Net Sales will include [***]. Net Sales will be calculated only once for the first bona fide arm’s length sale of the Mentari Product by Mentari, its Affiliates or its Sublicensees to a Third Party, and will not include sales between or among [***]. Net Sales shall not include any amounts invoiced for transfers of Mentari Products at or below cost (i) [***], (ii) [***], or (iii) [***].

Net Sales shall be determined from the books and records of Mentari, Affiliates of Mentari or any Sublicensee maintained in accordance with U.S. generally accepted accounting principles (GAAP) or, if applicable to Mentari or its relevant Affiliate or Sublicensee, International Financial Reporting Standards (IFRS), in each case consistently applied. Mentari further agrees in determining Net Sales, it (or its applicable Affiliate or Sublicensee) will use Mentari’s (or such Affiliate’s or Sublicensee’s) then current standard procedures and methodology.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT BOTH CUSTOMARILY AND ACTUALLY TREATS AS PRIVATE AND CONFIDENTIAL.

If a Mentari Product is sold as a Combination Product (as defined below), the Net Sales of such Combination Product for the purpose of calculating royalties and sales-based milestones owed under this Agreement for sales of such Combination Product, shall be determined as follows: [***]. If any Other Component in the Combination Product is not sold separately, Net Sales shall be calculated by [***]. If both the Licensed Component(s) and any of the Other Components are not sold separately, the adjustment to Net Sales shall be determined by the Parties [***] to reasonably reflect [***].

For purposes of this definition, “Combination Product” means any pharmaceutical product that contains two (2) or more active ingredients, including (A) one (1) or more Licensed Antibodies, Derived Antibodies or Multispecific Antibodies (the “Licensed Component”), and (B) one (1) or more active pharmaceutical or biological ingredients that are not (x) a Licensed Antibody, Derived Antibody or Multispecific Antibody, or (y) an Antibody owned or controlled by Paragon or its Affiliate, the rights to which have been licensed to Mentari or its Affiliate under a separate agreement (“Other Component(s)”), either as a [***], [***] or [***], [***].

1.72 “Nomination of a DC” has the meaning set forth in Section 1.1.

1.73 “Notice of Dispute” has the meaning set forth in Section 10.7(a).

1.74 “Option Agreement” has the meaning set forth in the preamble.

1.75 “Original Milestone Deadline” has the meaning set forth in Section 3.3(b).

1.76 “Other Component(s)” has the meaning set forth in Section 1.71.

1.77 “Other Licensed Patents” means, on a Research Program-by-Research Program basis, any Patents Controlled by Paragon or its Affiliates as of the Effective Date or during the Term that (a) include a claim that expressly recites the sequence of a Licensed Antibody or Derived Antibody, and (b) are necessary to Develop, Manufacture, Commercialize or otherwise exploit Licensed Antibodies or Derived Antibodies in the Field in the Territory. Notwithstanding the foregoing, the Other Licensed Patents shall not include (i) the Licensed Antibody Patents, (ii) the Paragon Multispecific Patents, (iii) the Paragon Platform Patents (as defined in the Option Agreement), or (iv) any Patents that Cover (x) that antigen-binding portion of any Antibody or moiety that is Directed To a target other than the applicable Licensed Target(s) (e.g., a second binder in a Multispecific Antibody), or (y) any portion of any Multispecific Antibody other than a Licensed Antibody or Derived Antibody.

1.78 “PACAP” means pituitary adenylate cyclase-activating polypeptide.

1.79 “Paragon” has the meaning set forth in the preamble.

1.80 “Paragon Exclusivity Period” means, on a Research Program-by-Research Program basis, the period commencing as of the Effective Date and continuing until the earlier of (a) the fifth (5th) anniversary of the Effective Date, and (b) the occurrence of a Paragon Exclusivity Termination Event.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT BOTH CUSTOMARILY AND ACTUALLY TREATS AS PRIVATE AND CONFIDENTIAL.

1.81 “Paragon Exclusivity Termination Event” shall be deemed to have occurred the first time that one of the following events occur:

(a) Mentari (i) does not achieve a Diligence Milestone by the Original Milestone Deadline, and (ii) does not provide written notice of its election to commence a Cure Period for such Diligence Milestone on or before the Original Milestone Deadline;

(b) Mentari does not achieve a Diligence Milestone by the Original Milestone Deadline and provides written notice of its election to commence a Cure Period for such Diligence Milestone, but then:

(i) does not use Commercially Reasonable Efforts to achieve such Diligence Milestone during the Cure Period; or

(ii) does not achieve such Diligence Milestone during the Cure Period and does not timely pay to Paragon the corresponding Extension Fee for such Diligence Milestone in accordance with Section 3.1(b); or

(c) Mentari has timely paid an Extension Fee in accordance with Section 3.1(b) to extend the Original Milestone Deadline for a Diligence Milestone, but then:

(i) does not use Commercially Reasonable Efforts to achieve such Diligence Milestone during the Extension Period; or

(ii) does not achieve such Diligence Milestone on or before the end of the applicable Extension Period,

provided that, in each case above, Mentari is not prevented in any material respect from timely achieving such Diligence Milestone due to (x) a cause beyond the reasonable control of Mentari, or (y) Paragon’s material breach of its obligations under this Agreement.

1.82 “Paragon Indemnitee” has the meaning set forth in Section 9.1.

1.83 “Paragon Multispecific Antibody” means a Multispecific Antibody that is Developed, Manufactured, Commercialized or otherwise exploited by Paragon or its Affiliate or licensee (other than Mentari and its Affiliates and Sublicensees).

1.84 “Paragon Multispecific Patents” means, on a Research Program-by-Research Program basis, those Patents owned or otherwise controlled by Paragon or its Affiliates during the Term that Cover the composition of matter of, or any method of specifically making or using, a Paragon Multispecific Antibody, in each case excluding the Licensed Antibody Patents.

1.85 “Paragon Patents” has the meaning set forth in Section 5.2(c).

1.86 “Paragon Third Party Agreement” has the meaning set forth in Section 2.5.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT BOTH CUSTOMARILY AND ACTUALLY TREATS AS PRIVATE AND CONFIDENTIAL.

1.87 “Parent Entity” has the meaning set forth in Section 1.16.

1.88 “Party” has the meaning set forth in the Preamble.

1.89 “Patent Challenge” has the meaning set forth in Section 5.3(a).

1.90 “Patent Infringement” has the meaning set forth in Section 5.3(a).

1.91 “Patents” means (a) unexpired patents and patent applications, (b) any and all divisionals, continuations, continuations-in-part, reissues, renewals, substitutions, registrations, re-examinations, revalidations, extensions, supplementary protection certificates and the like of any such patents and patent applications, and (c) any and all foreign equivalents of the foregoing.

1.92 “Phase I Trial” means a human clinical trial in any country of the type described in 21 C.F.R. §312.21(a), or the foreign equivalent thereof, regardless of where such clinical trial is conducted.

1.93 “Phase II Trial” means a human clinical trial in any country of the type described in 21 C.F.R. §312.21(b), or the foreign equivalent thereof, regardless of where such clinical trial is conducted.

1.94 “Phase III Trial” means a human clinical trial in any country of the type described in 21 C.F.R. §312.21(c), or the foreign equivalent thereof, regardless of where such clinical trial is conducted.

1.95 “Pre-Existing Entities” has the meaning set forth in Section 1.3.

1.96 “Product” means, on a Research Program-by-Research Program basis, any product that comprises or contains any Licensed Antibody or Derived Antibody other than as part of a Multispecific Antibody or a Multispecific Product.

1.97 “Prosecute” or “prosecution” has the meaning set forth in Section 5.2(a).

1.98 “Receiving Party” has the meaning set forth in Section 1.23.

1.99 “Regulatory Approval” means all clearances, approvals (including approval of an MAA as well as any applicable pricing and/or reimbursement approvals), licenses, registrations or authorizations of any Regulatory Authority necessary to commercially distribute, sell and market a pharmaceutical or biologic product in a country or territory under this Agreement.

1.100 “Regulatory Authority” means any supranational, multinational, federal, national, state, provincial or local regulatory agency, department, bureau or other governmental entity with authority over the clinical development, manufacture marketing or sale of a pharmaceutical or biologic product in a country or region, including the FDA in the United States and the EMA in Europe.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT BOTH CUSTOMARILY AND ACTUALLY TREATS AS PRIVATE AND CONFIDENTIAL.

1.101 “Reimbursement Obligation” has the meaning set forth in Section 2.5.

1.102 “Remaining Recovery” has the meaning set forth in Section 5.3(f).

1.103 “Representatives” of a Party means such Party’s officers, directors, employees, contractors, subcontractors, agents and consultants.

1.104 “Research Program” means, as applicable, Research Program #1 or Research Program #2.

1.105 “Research Program #1” means “Research Program #1” as such term is defined in the Option Agreement, which is a Monospecific Research Program (as defined in the Option Agreement) conducted by the Parties pursuant to the Option Agreement to identify monospecific Antibodies that are Directed To PACAP.

1.106 “Research Program #2” means “Research Program #2” as such term is defined in the Option Agreement, which is a Bispecific Research Program (as defined in the Option Agreement) conducted by the Parties pursuant to the Option Agreement to identify Bispecific Antibodies that are Directed To both of PACAP and CGRP.

1.107 “Results” means, on a Research Program-by-Research Program basis, all data, results, analysis, conclusions, outcomes, information, documentation and reports that are generated by or on behalf of Paragon in performance of such Research Program, in each case excluding Licensed Antibody Inventions, Licensed Antibody Patents, Sequence Information and Licensed Antibodies.

1.108 “Reversion Products” has the meaning set forth in Section 8.5(c).

1.109 “Royalty Payments” has the meaning set forth in Section 4.2(a).

1.110 “Royalty Term” means, on a Mentari Product-by-Mentari Product and country-by-country basis, the period commencing on First Commercial Sale of the applicable Mentari Product in the applicable country in the Territory and ending, with respect to the particular Mentari Product and country at issue on the latest of the following dates: (a) the twelfth (12th) anniversary of the date of First Commercial Sale of such Mentari Product in such country; or (b) the expiration of the last-to-expire Valid Claim of (i) a Licensed Antibody Patent, (ii) an Other Licensed Patent, or (iii) a Mentari Antibody Patent Covering the Manufacture, use or sale of such Mentari Product in the country at issue.

1.111 “Sequence Information” means, on a Research Program-by-Research Program basis, electronic files of Paragon containing all Licensed Antibody sequences generated under such Research Program.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT BOTH CUSTOMARILY AND ACTUALLY TREATS AS PRIVATE AND CONFIDENTIAL.

1.112 “Sublicensee” means any Affiliate of Mentari or any Third Party that receives a grant of a sublicense of, or other authorization or permission granted under, the licenses and rights granted to Mentari in Section 2.1, either directly from Mentari or through multiple tiers.

1.113 “Target” means a protein molecule that (a) [***], and (b) [***].

1.114 “Term” has the meaning set forth in Section 8.1.

1.115 “Territory” means worldwide.

1.116 “Third Party” means any person or entity other than Paragon or Mentari or an Affiliate of either Paragon or Mentari.

1.117 “Third Party Claim” has the meaning set forth in Section 9.1.

1.118 “US” or “United States” means the United States of America and its possessions and territories, including Puerto Rico.

1.119 “Valid Claim” means, with respect to particular Patent in a particular country, (a) a claim of an issued and unexpired patent (including the term of any patent term extension, supplemental protection certificate, renewal or other similar extension) in such country within such Patent that has not been abandoned or revoked, or held unpatentable, invalid or unenforceable in a final decision of a court or other governmental authority of competent jurisdiction from which no appeal may be taken, or has been taken before the expiry of the permitted time period, and that has not been disclaimed, denied or admitted to be invalid or unenforceable through reissue, re-examination, disclaimer or otherwise, or (b) a claim within a patent application in such country within such Patent that has not been pending more than [***] years from the earliest priority date of such claim and which claim has not been cancelled, withdrawn or abandoned or finally rejected by an administrative agency action from which no appeal can be taken.

ARTICLE II

LICENSES; TECHNOLOGY TRANSFER; MULTISPECIFIC ANTIBODIES.

2.1 License Grants from Paragon.

(a) Research Program #1.

(i) Subject to the terms of this Agreement, Paragon hereby grants to Mentari a royalty-bearing, exclusive (even as to Paragon and its Affiliates, subject to Paragon’s retained rights under Section 2.3) license, including the right to sublicense through multiple tiers (subject to Section 2.2), under the Licensed Antibody Technology for Research Program #1 to Develop, use, Manufacture, make, have made, sell, offer for sale, have sold, import, export and otherwise exploit Licensed Antibodies, Derived Antibodies and/or Products with respect to Research Program #1 in the Field in the Territory.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT BOTH CUSTOMARILY AND ACTUALLY TREATS AS PRIVATE AND CONFIDENTIAL.

(ii) Subject to the terms of this Agreement, Paragon hereby grants to Mentari a royalty-bearing, non-exclusive right and license, including the right to sublicense through multiple tiers (subject to Section 2.2), under the Licensed Antibody Technology for Research Program #1 to Develop, use, Manufacture, make, have made, sell, offer for sale, have sold, import, export and otherwise exploit Multispecific Antibodies and Multispecific Products with respect to Research Program #1 in the Field in the Territory.

(iii) Subject to the terms of this Agreement, Paragon hereby grants to Mentari a royalty-bearing, non-exclusive license, including the right to sublicense through multiple tiers (subject to Section 2.2), under the Other Licensed Patents for Research Program #1 to Develop, use, Manufacture, make, have made, sell, offer for sale, have sold, import, export and otherwise exploit Licensed Antibodies, Derived Antibodies and Products with respect to Research Program #1 in the Field in the Territory.

(b) Research Program #2.

(i) Subject to the terms of this Agreement, Paragon hereby grants to Mentari a royalty-bearing, exclusive (even as to Paragon and its Affiliates, subject to Paragon’s retained rights under Section 2.3) license, including the right to sublicense through multiple tiers (subject to Section 2.2), under the Licensed Antibody Technology for Research Program #2 to Develop, use, Manufacture, make, have made, sell, offer for sale, have sold, import, export and otherwise exploit Licensed Antibodies, Derived Antibodies and/or Products with respect to Research Program #2 in the Field in the Territory.

(ii) Subject to the terms of this Agreement, Paragon hereby grants to Mentari a royalty-bearing, non-exclusive right and license, including the right to sublicense through multiple tiers (subject to Section 2.2), under the Other Licensed Patents for Research Program #2 to Develop, use, Manufacture, make, have made, sell, offer for sale, have sold, import, export and otherwise exploit Licensed Antibodies, Derived Antibodies and/or Products with respect to Research Program #2 in the Field in the Territory.

(c) Notwithstanding anything to the contrary set forth in this Agreement, (i) the foregoing license rights do not include any rights to (x) [***], or (y) [***], (ii) with respect to the foregoing license rights in Section 2.1(b) for Research Program #2, (x) Mentari’s license is limited to [***], (y) except as is expressly licensed to Mentari with respect to Research Program #1 under Section 2.1(a) or pursuant to the terms of another agreement between Paragon or its Affiliate and Mentari, Mentari shall have no license to [***], and (z) except pursuant to another agreement between Paragon or its Affiliate and Mentari, neither Party shall have the right to [***].

2.2 Sublicenses. Mentari shall have the right to grant sublicenses under the rights granted to it in Section 2.1 to its Affiliates and Third Parties; provided, that (a) each such sublicense shall be granted in writing and the relevant sublicense agreement shall be consistent with all relevant terms, conditions and restrictions of this Agreement, (b) Mentari will provide Paragon with a true and complete copy of each sublicense agreement and any amendments thereto within [***] days following execution thereof (which sublicense agreement and amendments may be redacted except to the extent necessary for Paragon to determine Mentari’s compliance with this Agreement), and (c) Mentari shall remain responsible for all of its payments and other performance obligations due under this Agreement, notwithstanding any license or sublicense that it may grant.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT BOTH CUSTOMARILY AND ACTUALLY TREATS AS PRIVATE AND CONFIDENTIAL.

2.3 No Implied Licenses; Reservation of Rights. Except as expressly set forth herein, no right or license under any Patents, Know-How or Intellectual Property Right of either Party is granted or shall be granted by implication hereunder. All such rights or licenses are or shall be granted only as expressly provided in this Agreement, and each Party reserves to itself all rights not expressly granted under this Agreement. Notwithstanding anything to the contrary under this Agreement, Paragon retains rights under the Licensed Antibody Technology to (a) Develop, use, Manufacture, make, have made, sell, offer for sale, have sold, import, export and otherwise exploit monospecific Antibodies that are Directed To CGRP, including through the use of any Licensed Antibody or any portion thereof, subject to Mentari’s rights under Research Program #3 (as defined in the Option Agreement) pursuant to the Option Agreement and any resulting License Agreement (as defined in the Option Agreement) with respect to Research Program #3, (b) with respect to Research Program #2, Develop, use, Manufacture, make, have made, sell, offer for sale, have sold, import, export and otherwise exploit Multispecific Antibodies and Multispecific Products that are Directed To (i) CGRP but not CGRP and PACAP, and (ii) one or more other Targets, including through the use of any Licensed Antibody or portion thereof, in each case subject to and limited by Mentari’s rights under Research Program #3 (as defined in the Option Agreement) pursuant to the Option Agreement and any resulting License Agreement (as defined in the Option Agreement) with respect to Research Program #3, and without any obligations to Mentari, and (c) perform its obligations and exercise its rights under this Agreement and the Option Agreement.

2.4 Information Transfer and Support to Mentari. Within [***] days after the Effective Date, Paragon shall provide Mentari with the Results and Sequence Information in existence as of the Effective Date not already provided to Mentari under the Option Agreement. Additionally, on a continuing basis during the term of a given Research Program, within [***] days after additional Results or Sequence Information arising from such Research Program come into existence or are identified by Paragon, Paragon shall disclose and transfer such additional Results and Sequence Information to Mentari. Each Party shall bear all costs and expenses incurred by such Party in connection with the disclosure and transfer of any Results and Sequence Information as set forth above. During the first [***] days after completion of a given Research Program, in the event Mentari makes any reasonable request for assistance in order to understand the Licensed Antibody Technology arising from such Research Program or use such Licensed Antibody Technology to continue the uninterrupted Development of the Licensed Antibodies, Paragon shall provide up to [***] (approximately [***] hours) of such assistance, at [***] cost and expense at the then applicable [***] (as defined in the Option Agreement) under the Option Agreement. Paragon shall consider and discuss in good faith any additional requests for assistance made by Mentari, which assistance may be provided upon mutual agreement of the Parties.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT BOTH CUSTOMARILY AND ACTUALLY TREATS AS PRIVATE AND CONFIDENTIAL.

2.5 Third Party In-Licenses. Mentari acknowledges and agrees that (a) Paragon may enter into additional in-license agreements after the Effective Date and the Patents licensed to Paragon under such in-license agreements may be included within the Licensed Antibody Patents or Other Licensed Patents licensed to Mentari under Section 2.1 if Mentari agrees in writing to reimburse Paragon for royalties or other consideration due under such in-license agreement for the Development, Manufacture, Commercialization or other exploitation of a Product in the Territory in connection with a grant to Mentari of a sublicense under such Patents (the “Reimbursement Obligation”), (b) if such Patents are sublicensed to Mentari under Section 2.1, then the licenses and rights to be granted by Paragon to Mentari under this Agreement shall be subject to and limited by the terms of the corresponding in-license agreement(s) entered into by Paragon or its Affiliate (each, a “Paragon Third Party Agreement”), and (c) Mentari shall comply with the terms of the Paragon Third Party Agreements to the extent applicable to Mentari as a sublicensee and relevant to the licenses and rights granted by Paragon to Mentari under this Agreement and of which Mentari was informed by Paragon in writing prior to such sublicense or any amendment thereto by Paragon. In the event of any conflict between the terms of this Agreement and any Paragon Third Party Agreement, the terms of such Paragon Third Party Agreement shall control to the extent necessary for the Parties to maintain compliance with such Paragon Third Party Agreement. Mentari shall comply with the Reimbursement Obligation by paying to Paragon any amounts subject to the Reimbursement Obligation at least [***] prior to the date when such amounts are payable by Paragon to the counterparty licensor under the applicable Paragon Third Party Agreement.

2.6 Use of Licensed Antibody Technology and Paragon’s Confidential Information. Notwithstanding any provision of this Agreement to the contrary, Mentari shall have no right or license to use the Licensed Antibody Technology, the Other Licensed Patents or any other Intellectual Property Rights or Antibodies owned or controlled by Paragon or Paragon’s Confidential Information to discover, generate, identify or characterize any Antibodies or Antibody based products other than the Mentari Products (except as may be agreed under other definitive agreements entered into between Paragon and its Affiliates and Mentari).

2.7 Exclusivity.

(a) Subject to the terms of this Section 2.7, to the maximum extent permissible under Applicable Law, on a Research Program-by-Research Program basis during the Paragon Exclusivity Period, Paragon shall not, and shall ensure that its Affiliates do not, directly or indirectly, conduct any activity, either on its own or with, for the benefit of, or sponsored by, any Third Party, including granting any license to any Third Party that would permit such Third Party, to develop, manufacture, commercialize or otherwise exploit, with respect to Research Program #1, any monospecific Antibody that is Directed To the applicable Licensed Target in the Field, and with respect to Research Program #2, any Bispecific Antibody that is Directed To both of the applicable Licensed Targets. It will not be a violation of this Section 2.7(a) if Paragon or its Affiliate, directly or through a Third Party, (i) conducts screening activities solely for the purposes of ensuring compliance with this Section 2.7(a), (ii) conducts activities in accordance with the terms of this Agreement, the Option Agreement or any other written agreement between the Parties, or (iii) conducts activities with the prior written consent of Mentari. For clarity, there shall be no limitation under this Agreement on Paragon’s and its Affiliates’ rights to, directly or indirectly, conduct any activity, either on their own or with, for the benefit of, or sponsored by, any Third Party, including granting any license to any Third Party, to develop, manufacture, commercialize or otherwise exploit any Antibodies, other than, with respect to Research Program #1, monospecific Antibodies that are Directed To the applicable Licensed Target, and with respect to Research Program #2, Bispecific Antibodies that are Directed To both of the applicable Licensed Targets.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT BOTH CUSTOMARILY AND ACTUALLY TREATS AS PRIVATE AND CONFIDENTIAL.

(b) Notwithstanding anything herein to the contrary, if a Change of Control occurs with respect to Paragon or its Parent Entity, and the Acquiring Entity (or any of such Acquiring Entity’s successors or assigns, other than the relevant Pre-Existing Entities) as of the Change of Control has a program or product (or rights thereto) that would otherwise violate Section 2.7(a) with respect to a Research Program (each, a “COC Program”), then (i) Section 2.7(a) shall not apply with respect to such COC Program, and (ii) such Acquiring Entity will be permitted to continue such COC Program after such Change of Control and such continuation will not constitute a violation of Section 2.7(a) with respect to such Research Program, provided, that the Licensed Antibody Technology and Confidential Information of Paragon and Mentari relating to the Mentari Products is not used in the COC Program.

(c) Notwithstanding anything herein to the contrary, if Paragon or its Parent Entity (i) acquires a Third Party entity that has a program or product (or rights thereto) that would otherwise violate Section 2.7(a) with respect to a Research Program, or (ii) acquires asset(s) from a Third Party entity that would otherwise violate Section 2.7(a) with respect to a Research Program (each, an “Acquired Program”), then (1) Section 2.7(a) shall not apply with respect to such Acquired Program, and (2) Paragon or its Parent Entity will be permitted to continue such Acquired Program after such acquisition and such continuation will not constitute a violation of Section 2.7(a), provided, that the Licensed Antibody Technology and Confidential Information of Paragon and Mentari relating to the Mentari Products is not used in the Acquired Program.

ARTICLE III

DEVELOPMENT, MANUFACTURING & COMMERCIALIZATION.

3.1 Mentari Responsibilities.

(a) As between the Parties, Mentari shall be solely responsible for all aspects of the Development, Manufacturing, and Commercialization of the Mentari Products in the Field in the Territory during the Term, including distribution, product positioning, product strategy, product branding, core messaging, marketing, promotion, detailing activities and all decisions relating to the setting of prices in the Territory; invoicing and booking sales, and establishing all terms of sale, and all regulatory activities.

(b) As between the Parties, Mentari shall be solely responsible for selection, registration and maintenance of all trademarks associated with the Mentari Products in the Field in the Territory. As between the Parties, Mentari shall solely own such trademarks in the Territory and pay all relevant costs thereof.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT BOTH CUSTOMARILY AND ACTUALLY TREATS AS PRIVATE AND CONFIDENTIAL.

3.2 Regulatory. As between the Parties, Mentari shall control the regulatory strategy, regulatory filings, regulatory activities (including clinical trials for Mentari Products) and communication with each Regulatory Authority for the Mentari Products in the Field in the Territory. Mentari shall have the right to reference any relevant data included in the Licensed Antibody Technology for the purposes of regulatory filings and safety reporting for the Mentari Products, including all nonclinical data, pre-approval and post-approval clinical use data, and regulatory data with respect thereto. Mentari or its designee shall be the party to file an application to each applicable Regulatory Authority in the Territory for, and to obtain and maintain, in its own name, the Regulatory Approval of the Mentari Products in each country in the Territory.

3.3 Diligence.

(a) Mentari shall use Commercially Reasonable Efforts (i) to Develop and seek Regulatory Approval for at least one Mentari Product in the Field in the United States and at least one other Major Market Country, and (ii) upon receipt of Regulatory Approval for a given Mentari Product in a given country, to Commercialize such Mentari Product in such country, in each case ((i) or (ii)) either by itself or through its Affiliates or Sublicensees or its or their respective contractors.

(b) Without limiting Section 3.3(a), Mentari shall first achieve each of the diligence milestones set forth in the table below (each, a “Diligence Milestone”) on or before the Original Milestone Deadline set forth in the table below (each, an “Original Milestone Deadline”), with each Original Milestone Deadline measured from December 10, 2025 (the “Final Deliverable Reference Date”), or if extended by an Extension Period in accordance with this Section 3.1(b), on or before the end of the applicable Extension Period. For the avoidance of doubt, each Diligence Milestone need be achieved only once with respect to any Mentari Product arising under either Research Program, and achievement of a Diligence Milestone for any such Mentari Product will be deemed to satisfy that Diligence Milestone for all purposes under this Agreement.

(i) If Mentari is unable to achieve a Diligence Milestone on or before the applicable Original Milestone Deadline, then upon written notice to Paragon provided on or before the applicable Original Milestone Deadline, Mentari shall have a cure period of up to [***] days following the applicable Original Milestone Deadline to achieve such Diligence Milestone (a “Cure Period”), provided that Mentari is using and continues to use Commercially Reasonable Efforts to achieve such Diligence Milestone during the Cure Period.

(ii) If Mentari is still unable to achieve a Diligence Milestone on or before the end of the Cure Period, then Mentari shall have the right to extend the applicable Original Milestone Deadline by adding the Extension Period set forth in the table below (each, an “Extension Period”) upon payment to Paragon of the corresponding Extension Fee set forth in the table below (each, an “Extension Fee”) on or before the [***] following the end of such Cure Period, provided that Mentari is using and continues to use Commercially Reasonable Efforts to achieve such Diligence Milestone during the Extension Period.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT BOTH CUSTOMARILY AND ACTUALLY TREATS AS PRIVATE AND CONFIDENTIAL.

Unless otherwise agreed by the Parties in writing, the Original Milestone Deadline for each Diligence Milestone may only be subject to one opportunity to cure and may only be extended once. Extension of one Original Milestone Deadline by payment of the corresponding Extension Fee shall extend the Original Milestone Deadlines for all subsequent Diligence Milestones by the same Extension Period as set forth in the table below, preserving the relative timing between such Diligence Milestones. The extension of the Original Milestone Deadline for a particular Diligence Milestone shall not limit Mentari’s one opportunity to cure or extend the Original Milestone Deadline for any subsequent Diligence Milestone in accordance with this Section 3.3(b). By way of non-limiting example, if the Extension Fee for Diligence Milestone #1 is timely paid, the Original Milestone Deadlines for Diligence Milestone #1 and all subsequent Diligence Milestones (i.e., Diligence Milestones #2 through #4) shall be extended by the Extension Period corresponding to Diligence Milestone #1 (i.e., [***]), and Mentari shall retain its one opportunity to cure and extend each such subsequent Diligence Milestone. For clarity, Paragon shall not have the right to terminate this Agreement based solely on the occurrence of a Paragon Exclusivity Termination Event, provided that the foregoing shall not limit Paragon’s right to terminate this Agreement under Section 8.3 for Mentari’s material breach, including Mentari’s material breach of Section 3.3(a), or otherwise under Sections 8.4 or 10.2.

	Diligence Milestone	Original Milestone Deadline	Extension Period	Extension Fee
#1	Nomination of a DC	[***] after the Final Deliverable Reference Date	[***]	[***]
#2	GLP Tox Initiation	[***] after the Final Deliverable Reference Date	[***]	[***]
#3	Filing of an IND for a Mentari Product	[***] after the Final Deliverable Reference Date	[***]	[***]
#4	First dosing of a human patient in a Phase I Trial of a Mentari Product	[***] after the Final Deliverable Reference Date	[***]	[***]

3.4 Reporting. On or before [***] of each [***] during the Term, Mentari shall deliver to Paragon a report summarizing its material development efforts with respect to any Mentari Products, including a summary of current and anticipated preclinical and clinical activities, a summary of the status of any regulatory filings and anticipated regulatory filings, and achievement and anticipated achievement of Diligence Milestones and Milestones, for the preceding [***] and for the upcoming [***].

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT BOTH CUSTOMARILY AND ACTUALLY TREATS AS PRIVATE AND CONFIDENTIAL.

ARTICLE IV

FINANCIAL TERMS.

4.1 Milestone Payments. On a Mentari Product-by-Mentari Product basis, Mentari shall make the following one-time non-refundable and non-creditable milestone payments to Paragon (or to such other designee(s), as requested by Paragon) (each payment, a “Milestone Payment”), based on the achievement of the corresponding milestone set forth below (each, a “Milestone”) by Mentari, its Affiliates, or its Sublicensees with respect to each Mentari Product. Mentari shall, within [***] after it or its Affiliate achieves a Milestone, or within [***] after it learns that its or its Affiliate’s Sublicensee has achieved a Milestone, notify Paragon of the achievement of such Milestone in writing. Following receipt of such notice, Paragon shall invoice Mentari for such Milestone Payment, which invoice shall specify the bank account information into which such Milestone Payment should be paid; provided, that each Milestone Payment for each Milestone that has been achieved shall be paid in all cases to Paragon no later than [***] days following the achievement of such Milestone even if no notice or invoice has been provided. Mentari shall pay such Milestone Payment to Paragon or Paragon’s designee(s) within [***] days after receipt of Paragon’s invoice. Each Milestone Payment shall be paid no more than once per Mentari Product, and Mentari’s total Milestone Payments hereunder per Mentari Product (together with any such Milestone Payments per each such Mentari Product achieved and paid pursuant to Section 5.3 of the Option Agreement) shall not exceed Twenty-Two Million Dollars ($22,000,000). For avoidance of doubt, upon achievement of any Milestone for a Mentari Product, all prior unachieved Milestones for such Mentari Product shall be deemed thereby achieved and, if the Milestone Payment for any such prior Milestone has not previously been paid under this Agreement or pursuant to Section 5.3 of the Option Agreement, it shall thereupon also be paid at the same time that the Milestone Payment for such subsequent achieved Milestone is paid. The Parties acknowledge and agree that the obligation to pay Milestone Payments is on a Mentari Product-by-Mentari Product basis, and Mentari shall have no obligation to pay more than one set of Milestone Payments for the same Mentari Product merely because such Mentari Product belongs to both Research Program #1 and Research Program #2 (i.e., no double counting).

	Milestone	Milestone Payment
#1	Achievement of Development Candidate	One Million Five Hundred Thousand Dollars ($1,500,000)
#2	First dosing of a human patient in a Phase I Trial of a Mentari Product	[***]
#3	First dosing of a human patient in a Phase II Trial of a Mentari Product	[***]
#4	First dosing of a human patient in a Phase III Trial of a Mentari Product	[***]
#5	Receipt of Regulatory Approval from the FDA of a Mentari Product	[***]

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT BOTH CUSTOMARILY AND ACTUALLY TREATS AS PRIVATE AND CONFIDENTIAL.

Notwithstanding anything to the contrary in this Section 4.1, on a Research Program-by-Research Program basis and Mentari Product-by-Mentari Product basis thereof, if Mentari ceases all Development of a first Mentari Product after the Achievement of Development Candidate for such first Mentari Product and, thereafter, Mentari’s Board of Directors nominates a second Mentari Product as a development candidate that is a bona fide back-up to such first Mentari Product for the same Target(s) (including the Licensed Target(s)), for the same indication(s) and comprising or containing a Licensed Antibody or Derived Antibody arising from the same Research Program as such first Mentari Product (a “Back-Up Mentari Product”), then each Milestone that had already been achieved with respect to such first Mentari Product shall be deemed thereby achieved with respect to such Back-Up Mentari Product, and if (and only if) the corresponding Milestone Payment for such prior-achieved Milestone has already been paid in accordance with this Section 4.1 for such first Mentari Product, then Mentari shall not be obligated to make the corresponding Milestone Payment with respect to such Back-Up Mentari Product. For clarity, [***].

4.2 Royalties.

(a) Royalty Rate for Products under Research Program #1. Subject to the terms of this Section 4.2, during the applicable Royalty Term (which shall be measured on a country-by-country and Product-by-Product basis), Mentari shall pay tiered royalties to Paragon (or to such other designee(s), as requested by Paragon) as set forth in the table below on Annual Net Sales of all Products under Research Program #1 sold by Mentari, its Affiliates or its Sublicensees in the Field in the Territory (together with any royalties payable under Section 4.2(b), the “Royalty Payments”). For clarity, (i) any Net Sales of Product made in a given country after the expiration of the Royalty Term for such Product in such country will not be royalty-bearing, and (ii) Section 4.2(b), and not this Section 4.2(a), shall apply to Mentari Products under Research Program #2.

Annual Net Sales of a Product in a Given Calendar Year	Royalty Rate
Portion of Annual Net Sales of a Product in a given Calendar Year above $[***] but up to and including $[***]	[***]	%
Portion of Annual Net Sales of a Product in a given Calendar Year of more than $[***], up to and including $[***]	[***]	%
Portion of Annual Net Sales of a Product in a given Calendar Year of more than $[***]	[***]	%

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT BOTH CUSTOMARILY AND ACTUALLY TREATS AS PRIVATE AND CONFIDENTIAL.

(b) Royalty Rate for Other Mentari Products. During the applicable Royalty Term (which shall be measured on a country-by-country and Mentari Product-by-Mentari Product basis), Mentari shall pay royalties to Paragon (or to such other designee(s), as requested by Paragon) equal to [***] percent ([***]%) of Net Sales of (i) all Mentari Multispecific Products under Research Program #1 sold by Mentari, its Affiliates or its Sublicensees in the Field in the Territory, and (ii) all Mentari Products under Research Program #2 sold by Mentari, its Affiliates or its Sublicensees in the Field in the Territory.

(c) Combination Products. If any Mentari Product under Research Program #1 contains (a) a combination of [***], or (b) a combination of [***], then, in each case (a) or (b) unless otherwise agreed by the Parties, the royalty rate for the Royalty Payments payable to Paragon with respect to such Mentari Product under Research Program #1 (x) [***], and (y) [***].

(d) Royalty Reductions for No Valid Claim. If, during any Calendar Quarter during the Royalty Term for a particular Mentari Product in a particular country, no Valid Claim of a Licensed Antibody Patent Covers the Manufacture or Commercialization of such Mentari Product in such country, then the applicable royalty rate for the Royalty Payments set forth in this Section 4.2 for such Calendar Quarter shall be reduced by [***] percent ([***]%).

(e) No Double Counting. The Parties acknowledge and agree that the obligation to pay royalties is on a Mentari Product-by-Mentari Product basis, and Mentari shall have no obligation to pay royalties more than once for the same sale of a Mentari Product merely because such Mentari Product belongs to both Research Program #1 and Research Program #2 (i.e., no double counting).

4.3 Payment Reports. Within [***] days after the end of the [***], Mentari shall provide to Paragon a written report, on a [***], stating the [***]; the [***], including [***]; and [***]. All Royalty Payments described in such written report shall be made by Mentari at the same time it submits such written report to Paragon.

4.4 Payment Method. All payments due under this Agreement to Paragon shall be made in U.S. Dollars by bank wire transfer in funds to an account designated by Paragon from time to time reasonably in advance of any payment due date.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT BOTH CUSTOMARILY AND ACTUALLY TREATS AS PRIVATE AND CONFIDENTIAL.

4.5 Taxes. The Parties agree to cooperate with one another and use reasonable efforts to minimize obligations for any and all income or other taxes required by Applicable Law to be withheld or deducted from any Royalty Payments, Milestone Payments or other payments made by Mentari to Paragon or its designee(s) under this Agreement, including by completing all procedural steps, and taking all reasonable measures, to ensure that any withholding tax is reduced or eliminated to the extent permitted under Applicable Law, including income tax treaty provisions and related procedures for claiming treaty relief. To the extent that Mentari is required to deduct and withhold taxes on any payment to Paragon or its designee(s), Mentari shall: (i) deduct such taxes from such payment to Paragon or its designee(s), (ii) pay the amounts of such taxes to the proper government authority in a timely manner, and (iii) promptly submit to Paragon an official tax certificate or other available evidence of such withholding sufficient to enable Paragon or its designee(s) to claim such payment of taxes. For the avoidance of doubt, Mentari’s remittance of such withheld amounts to the appropriate governmental authority, together with payment to Paragon or its designee(s) of the remaining amount owed, shall constitute full satisfaction of the applicable payment due to Paragon. Mentari shall provide Paragon with reasonable assistance in order to allow Paragon or its designee(s) to recover, as permitted by Applicable Law, withholding taxes, value added taxes or similar obligations resulting from payments made hereunder or to obtain the benefit of any present or future treaty against double taxation which may apply to such payments. Paragon shall promptly provide Mentari with any requested tax forms that may be reasonably necessary in order for Mentari to not withhold tax or to withhold tax at a reduced rate under an applicable bilateral tax income treaty.

4.6 Foreign Exchange. If any currency conversion shall be required in connection with the calculation of amounts payable hereunder, such conversion shall be made using the exchange rates reported on the [***] prior the payment due date for the purchase and sale of Dollars, as reported by the Wall Street Journal (East Coast Edition).

4.7 Late Payments. Any amount owed by Mentari to Paragon under this Agreement that is not paid within the applicable time period set forth herein will accrue interest at the per annum rate of [***] above the then-applicable United States prime rate as quoted in the Wall Street Journal (East Coast Edition) (or if it no longer exists, a similarly authoritative source), calculated on a [***] basis, or, if lower, the highest rate permitted under Applicable Law.

4.8 Blocked Currency. If by Applicable Law of a country in which Net Sales occurred, conversion of funds into Dollars or transfer of funds from such country to the United States is restricted, forbidden or delayed for more than [***] days, then Mentari can elect, at its sole discretion, that the amounts accrued in such country and owed by Mentari to Paragon under this Agreement shall be paid to Paragon in such country in local currency by deposit in a local bank designated by Paragon, unless the Parties otherwise agree in writing.

4.9 Records; Inspection.

(a) Mentari shall, and shall cause its applicable Affiliates to, create and keep complete and accurate records of its sales and other dispositions of all Mentari Products, including all records that are reasonably necessary for the purposes of calculating all payments due under this Agreement.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT BOTH CUSTOMARILY AND ACTUALLY TREATS AS PRIVATE AND CONFIDENTIAL.

(b) Upon reasonable advance written notice to Mentari, Paragon shall have the right to retain a nationally recognized (in the US) independent certified public accounting firm to perform on behalf of Paragon an audit, conducted in accordance with U.S. generally accepted accounting principles (GAAP), of such books and records of Mentari or its applicable Affiliates as may be reasonably necessary to verify the accuracy of any reports provided pursuant to Section 4.3 hereunder for any Calendar Quarter ending not more than [***] calendar months prior to the date of such request. Such audits shall not occur more frequently than [***] in each Calendar Year and shall not be conducted more than once with respect to any reporting period, in each case other than for cause. All information disclosed or observed during any audit pursuant to this Section 4.9 shall be the Confidential Information of Mentari, and Paragon shall cause the accounting firm to retain all such information as Confidential Information, including, if requested by Mentari, by requiring such accounting firm to enter into a customary confidentiality agreement with Mentari prior to the initiation of any such audit.

(c) Upon completion of any audit hereunder, the accounting firm shall provide both Mentari and Paragon a written report disclosing whether the reports submitted by Mentari are correct or incorrect, whether the amounts paid are correct or incorrect, and in each case, the specific details concerning any discrepancies. No other information regarding Mentari’s records shall be provided to Paragon.

(d) Paragon shall bear its internal expenses and the out-of-pocket costs for engaging such accounting firm in connection with performing such audits; provided, however, that if any such audit uncovers an underpayment by Mentari that exceeds [***] percent ([***]%) of the total owed for such payment or payment period, as applicable, then Mentari shall reimburse Paragon or its designee(s) for the amounts actually paid to such accounting firm for performing such audit.

(e) If such accounting firm concludes that Mentari has in aggregate underpaid amounts owed to Paragon during the audited period, Mentari shall pay Paragon or its designee(s) the amount of the discrepancy within [***] days of the date Paragon delivers to Mentari such accounting firm’s written report and an invoice for such amounts. If such accounting firm concludes that Mentari has in aggregate overpaid amounts owed to Paragon during the audited period, then Mentari may, at its election, either credit such overpaid amount against any future payment obligation to Paragon or require Paragon to refund such amounts within [***] days.

ARTICLE V

INTELLECTUAL PROPERTY.

5.1 Ownership. As between the Parties, each Party will own and retain all right, title and interest in and to all Intellectual Property Rights owned or controlled by such Party as of the Effective Date or that come into the ownership or control of such Party during the Term outside the scope of this Agreement. Other than rights granted to Mentari under this Agreement with respect to the Licensed Antibody Technology and the Other Licensed Patents, nothing in this Agreement shall affect Paragon’s rights in any Patents, Know-How or other Intellectual Property Rights owned or controlled by Paragon or its Affiliates, now or in the future. Other than rights granted to Paragon under this Agreement with respect to the Mentari Intellectual Property, nothing in this Agreement shall affect Mentari’s rights in any Patents, Know-How or other Intellectual Property Rights owned or controlled by Mentari or its Affiliates, now or in the future.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT BOTH CUSTOMARILY AND ACTUALLY TREATS AS PRIVATE AND CONFIDENTIAL.

5.2 Patent Prosecution.

(a) Prosecution Generally. For the purpose of this Article V, “prosecute” and “prosecution” shall include any patent interference, opposition, pre-issuance Third Party submission, ex parte re-examination, post-grant review, inter partes review or other similar proceeding, appeals or petitions to any board of appeals in a patent office, appeals to any court for any patent office decisions, reissue proceedings and applications for patent term extensions and the like.

(b) Prosecution of Licensed Antibody Patents. As between the Parties, Mentari shall be solely responsible for, and have sole discretion over, preparing, filing, prosecuting and maintaining the Licensed Antibody Patents, in each case, at Mentari’s sole expense. For clarity, with respect to Research Program #2, Mentari does not have the right under this Agreement to prosecute Patent claims for monospecific Antibodies that are Directed To CGRP (regardless of whether any such monospecific Antibody is a component of a Bispecific Antibody that is a Licensed Antibody) independently of the prosecution of claims of the Licensed Antibody Patents for a Licensed Antibody as a whole (i.e., a Bispecific Antibody that is Directed To both CGRP and PACAP).

(i) Coordination.

(A) With respect to any Licensed Antibody Patents for which Mentari has the right to prepare, file, prosecute and maintain, Mentari shall provide Paragon with copies of all material correspondence from and to any patent office relating to such Licensed Antibody Patents, and Mentari shall provide Paragon with drafts of all proposed filings to any patent office with respect to such Licensed Antibody Patents in reasonably adequate time before submission of such filings for Paragon’s review and comment. Mentari will take into consideration Paragon’s reasonable comments prior to submitting such filings.

(B) With respect to any Licensed Antibody Patents for which Paragon has the right to prepare, file, prosecute and maintain, Paragon shall provide Mentari with copies of all material correspondence from and to any patent office relating to such Licensed Antibody Patents, and Paragon shall provide Mentari with drafts of all proposed filings to any patent office with respect to such Licensed Antibody Patents in reasonably adequate time before submission of such filings for Mentari’s review and comment. Paragon will take into consideration Mentari’s reasonable comments prior to submitting such filings.

(ii) Backup Right to Prosecute.

(A) Mentari shall notify Paragon of any decision not to prepare or file, or to abandon, cease prosecution or not maintain any Licensed Antibody Patent anywhere in the Territory. Mentari shall provide such notice at least [***] days prior to any filing or payment due date, or any other due date that requires action, in connection with such Licensed Antibody Patent. In such event, Paragon shall have a backup right, but not the obligation, to prepare, file, or continue prosecution or maintenance of, such Licensed Antibody Patent, at Paragon’s expense.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT BOTH CUSTOMARILY AND ACTUALLY TREATS AS PRIVATE AND CONFIDENTIAL.

(B) Paragon shall notify Mentari of any decision not to prepare or file, or to abandon, cease prosecution or not maintain any Licensed Antibody Patent anywhere in the Territory. Paragon shall provide such notice at least [***] days prior to any filing or payment due date, or any other due date that requires action, in connection with such Licensed Antibody Patent. In such event, Mentari shall have a backup right, but not the obligation, to prepare, file, or continue prosecution or maintenance of, such Licensed Antibody Patent, at Mentari’s expense.

(iii) Cooperation in Patent Prosecution. Each Party shall cooperate with the other Party in the preparation, filing, prosecution and maintenance of Licensed Antibody Patents, including in each case by providing the prosecuting Party with data and other information as appropriate and executing all necessary affidavits, assignments and other paperwork.

(c) Prosecution by Paragon. Except with respect to Licensed Antibody Patents (which are addressed in Section 5.2(b)), Paragon shall be solely responsible for, and have sole discretion over, preparing, filing, prosecuting and maintaining any Patents (including the Other Licensed Patents and Paragon Multispecific Patents) that it owns or otherwise controls (the “Paragon Patents”). Paragon’s prosecution of any Paragon Patents shall be at Paragon’s sole expense.

(d) Patent Prosecution Costs. Mentari shall promptly reimburse Paragon for any actual costs and expenses reasonably incurred by Paragon that are related to the prosecution of any Licensed Antibody Patents prior to the Effective Date that have not been reimbursed by Mentari under the Option Agreement. Mentari will promptly reimburse Paragon for any future prosecution costs and expenses incurred by Paragon with respect to the Licensed Antibody Patents.

(e) CREATE Act. Notwithstanding anything to the contrary in this Agreement, each Party will have the right to invoke the Cooperative Research and Technology Enhancement Act of 2004, 35 U.S.C. § 103(c)(2)-(c)(3) (the “CREATE Act”) when exercising its rights under Article V of this Agreement, without the prior written consent of the other Party. Where such Party intends to invoke the CREATE Act, it will notify the other Party and the other Party will cooperate and coordinate its activities with such Party with respect to any submissions, filings or other activities in support thereof. The Parties acknowledge and agree that this Agreement is a joint research agreement (JRA) as defined in the CREATE Act.

(f) Disclosure of Mentari Antibody Patents. Upon the request of Paragon, Mentari shall deliver to Paragon a list of the then-existing Mentari Antibody Patents.

5.3 Patent Enforcement and Defense.

(a) Notice of Patent Infringement and Patent Challenge. Each Party shall give the other Party notice of any known or suspected infringement by a Third Party (“Patent Infringement”) of any Licensed Antibody Patent and any known or suspected challenge by a Third Party against the validity or enforceability (“Patent Challenge”) of any Licensed Antibody Patent within [***] days after such Patent Infringement or Patent Challenge comes to such Party’s attention.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT BOTH CUSTOMARILY AND ACTUALLY TREATS AS PRIVATE AND CONFIDENTIAL.

(b) Mentari’s First Right to Enforce or Defend. Mentari shall have the first right, but not the obligation, to bring and control any legal action, including by declaratory judgment action, patent litigation or similar proceeding, in connection with any Patent Infringement or Patent Challenge with respect to the Licensed Antibody Patents in the Territory at its own expense and discretion as it reasonably determines appropriate. Mentari shall keep Paragon informed and reasonably consult with Paragon in the course of such legal action. Paragon shall have the right to be represented in any such legal action by counsel of its choice at its own expense. For clarity, with respect to Research Program #2, Mentari does not have the right under this Agreement to bring or control any legal action in connection with any Patent Infringement or Patent Challenge relating to monospecific Antibodies that are Directed To CGRP (regardless of whether any such monospecific Antibody is a component of a Bispecific Antibody that is a Licensed Antibody) independently of any legal action in connection with any Patent Infringement or Patent Challenge relating to a Licensed Antibody as a whole (i.e., a Bispecific Antibody that is Directed To both CGRP and PACAP).

(c) Paragon’s First Right to Enforce or Defend. Paragon shall have the sole right, but not the obligation, to bring and control any legal action, including by declaratory judgment action, patent litigation or similar proceeding, in connection with any Patent Infringement or Patent Challenge with respect to the Paragon Patents in the Territory at its own expense and discretion as it reasonably determines appropriate.

(d) Settlement. In connection with any such legal action or proceeding, Mentari shall not enter into any settlement admitting the invalidity or unenforceability of Licensed Antibody Patents without the prior written consent of Paragon (such consent not to be unreasonably conditioned, withheld, or delayed).

(e) Paragon’s Backup Right to Enforce or Defend. If Mentari does not initiate a legal action for Patent Infringement or Patent Challenge with respect to any Licensed Antibody Patent within [***] days after a notice of such Patent Infringement or Patent Challenge under Section 5.3(a), then Paragon shall have a backup right, but not the obligation, to initiate such legal action at its own expense.

(f) Allocation of Recoveries. Any recoveries resulting from such legal action initiated by Mentari or Paragon hereunder relating to Patent Infringement or Patent Challenge of the Licensed Antibody Patents, including pursuant to a settlement, shall be applied as follows: (i) first to reimburse the [***] of each of the Parties in such action; and (ii) second, any amounts remaining after paying the amounts due each Party under clause (i) (the “Remaining Recovery”) shall be allocated as follows: (1) [***]; or (2) [***].

(g) Cooperation with Patent Enforcement. At the request of the enforcing Party (and at the requesting Party’s expense), the other Party shall reasonably cooperate and provide any information or assistance in connection with any legal action under this Section 5.3, including executing reasonably appropriate documents, cooperating in discovery and, if required by Applicable Law, joining as a party to the legal action at its own expense.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT BOTH CUSTOMARILY AND ACTUALLY TREATS AS PRIVATE AND CONFIDENTIAL.

5.4 Third Party Patent Proceedings.

(a) Mentari’s Right to Challenge Third Party Patents. Mentari shall have the sole and exclusive right, but not the obligation, to bring and control any legal action to challenge any Patents controlled by a Third Party, including by declaratory judgment action, patent interference, opposition, pre-issuance submission, ex parte re-examination, post-grant review, inter partes review, patent litigation or similar proceeding, in each case that are necessary or useful to Develop, Manufacture, Commercialize or otherwise exploit any Mentari Product.

(b) Cooperation by Paragon. At the request of Mentari, Paragon shall cooperate and provide any information or assistance in connection with any legal action under this Section 5.4, including executing reasonably appropriate documents, cooperating in discovery and, if required by Applicable Law, joining as a party to the action at Mentari’s cost and expense.

5.5 Common Interest Agreement. At the request of either Party to conduct the activities under this Article V, the Parties shall cooperate [***] to enter into a customary common-interest agreement intended to preserve attorney-client privilege with respect to disclosures and communications by or on behalf of either Party or its Affiliates in connection with such activities.

ARTICLE VI

PROTECTION OF CONFIDENTIAL INFORMATION.

6.1 Confidentiality. Except to the extent expressly authorized by this Agreement, the Receiving Party agrees that, during the Term and for [***] years thereafter, it shall keep confidential and shall not publish or otherwise disclose to any Third Party, and shall not use for any purpose other than as expressly provided for in this Agreement, any Confidential Information of the Disclosing Party. The Receiving Party may disclose Confidential Information of the Disclosing Party to those of the Receiving Party’s Representatives who have a need for such information, provided, that the Receiving Party shall advise such Representatives of the confidential nature thereof, shall ensure that each such Representative is bound in writing by obligations of confidentiality and non-use at least as stringent as those contained in this Agreement, and shall be responsible for the compliance of its Representatives with the terms of this Agreement. The Receiving Party shall use at least the same standard of care as it uses to protect proprietary or confidential information of its own (but in no event less than reasonable care) to ensure that its Representatives do not disclose or make any unauthorized use of the Confidential Information of the Disclosing Party. The Receiving Party shall promptly notify the Disclosing Party upon discovery of any unauthorized use or disclosure of the Confidential Information of the Disclosing Party.

6.2 Exceptions. The Receiving Party’s obligations under Section 6.1 shall not apply to any Confidential Information of the Disclosing Party that the Receiving Party can prove by competent evidence: (a) is now, or hereafter becomes, through no act or failure to act on the part of the Receiving Party in breach of this Agreement, generally known or available; (b) is known by the Receiving Party at the time of receiving such information from the Disclosing Party; (c) is hereafter furnished to the Receiving Party by a Third Party, as a matter of right and without restriction on disclosure; or (d) is independently discovered or developed by the Receiving Party, without the aid, use or application of any Confidential Information of the Disclosing Party.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT BOTH CUSTOMARILY AND ACTUALLY TREATS AS PRIVATE AND CONFIDENTIAL.

6.3 Authorized Disclosure. Notwithstanding the provisions of this Article VI, the Receiving Party may disclose Confidential Information, without violating its obligations under this Agreement, to the extent the disclosure is:

(a) required by a valid order of a court or other governmental body of competent jurisdiction or as otherwise required by Applicable Law, rule, regulation (including securities laws and regulations), government requirement, or as may be required in connection with any filings made with, or by the disclosure policies of, a stock exchange, provided, that the Receiving Party shall give reasonable prior written notice to the Disclosing Party of such required disclosure and, at the [***] request and expense, shall cooperate with the Disclosing Party’s efforts to contest such requirement, to obtain a protective order requiring that the Confidential Information so disclosed be used only for the purposes for which the order was issued or the law, rule or regulation required, or to obtain other confidential treatment of such Confidential Information; or

(b) reasonably necessary to file or prosecute patent applications, prosecute or defend litigation or otherwise establish rights or enforce obligations under this Agreement, or obtain or maintain approval to conduct clinical trials or Regulatory Approvals, in each case, in accordance with this Agreement; or

(c) under appropriate confidentiality provisions substantially equivalent to those in this Agreement (but of shorter duration if customary in the case of subclause (ii)): (i) in connection with the performance of its obligations or as reasonably necessary or useful in the exercise of its rights under this Agreement, including the right to grant licenses or sublicenses as permitted hereunder and the right to Develop, Manufacture, Commercialize and otherwise exploit Antibodies and products to which it has rights hereunder, or (ii) to actual or bona fide potential licensees, acquirers, merger partners, assignees, collaborators, investment bankers, investors or lenders.

6.4 Confidentiality of this Agreement. This Agreement and its terms are considered Confidential Information of both Parties, and each Party shall keep confidential and shall not publish or otherwise disclose the terms of this Agreement without the prior written consent of the other Party, except as expressly permitted by Section 6.3, and except that both Parties may disclose this Agreement and its terms to its legal, financial and investment banking advisors; bona fide potential and actual investors, acquirers, merger partners, assignees, collaborators, investment bankers, lenders, licensees, sublicensees or strategic partners in connection with license or partnering transactions, due diligence or similar investigations by such Third Parties or in confidential financing documents; and counsel or other advisors for the foregoing; provided, in each case, that any such Third Party agrees to be bound by obligations of confidentiality and non-use at least as restrictive as those set forth in this Article VI (provided, that the confidentiality term applicable to such Third Party may be shorter so long as it is commercially reasonable).

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT BOTH CUSTOMARILY AND ACTUALLY TREATS AS PRIVATE AND CONFIDENTIAL.

6.5 Publicity. Neither Party will generate or allow any publicity regarding this Agreement or the transactions contemplated hereunder without the other Party first approving such press release or publication in writing, except for any public disclosure by or on behalf of a Party that is, in the opinion of such Party’s counsel, required by Applicable Law or the rules of a stock exchange on which the securities of such Party are listed (or to which an application for listing has been submitted) and except that a Party may, once a press release or other public written statement is approved in writing by both Parties, make subsequent public disclosure of the information contained in such press release or other public written statement without the further approval of the other Party.

6.6 Return of Confidential Information. Promptly after the termination or expiration of this Agreement for any reason, each Party will return to the other Party or destroy, as such other Party will direct, all tangible manifestations of such other Party’s Confidential Information at that time in the possession of the receiving Party, subject to the receiving Party’s right to maintain one copy of such tangible manifestations of such other Party’s Confidential Information solely for purposes of monitoring its compliance with this Agreement.

ARTICLE VII

REPRESENTATIONS AND WARRANTIES.

7.1 Mutual Representations. Each Party represents and warrants to the other Party that: (a) it is duly organized and validly existing under the laws of its jurisdiction of incorporation or formation, and has full corporate or other power and authority to enter into this Agreement and to carry out the provisions hereof; (b) it is duly authorized to execute and deliver this Agreement and to perform its obligations hereunder; and (c) this Agreement is legally binding upon it, enforceable in accordance with its terms, and does not and will not conflict with any agreement, instrument, or understanding, oral or written, to which it is or may become a party or by which it may be or become bound.

7.2 Representations of Paragon. Paragon hereby represents and warrants to Mentari as of the Effective Date that:

(a) Paragon has set forth, in Exhibit A, a complete and accurate list of all the Licensed Antibody Patents existing as of the Effective Date (including title, all inventors, owners, assignees, filing date, grant date, expiration date and status);

(b) Paragon has properly filed, prosecuted and maintained the Licensed Antibody Patents existing as of the Effective Date;

(c) Paragon has complied with all duties of disclosure and has not engaged in any inequitable conduct with respect to all Licensed Antibody Patents existing as of the Effective Date;

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT BOTH CUSTOMARILY AND ACTUALLY TREATS AS PRIVATE AND CONFIDENTIAL.

(d) all Licensed Antibody Patents listed in Exhibit A that have been issued as of the Effective Date are in full force and effect and are, to Paragon’s knowledge, valid and enforceable;

(e) other than the Licensed Antibody Patents listed in Exhibit A, as of the Effective Date neither Paragon nor any of its Affiliates own or have any rights in, to or under any Patents Covering any Licensed Antibody or their composition of matter, or any method of specifically manufacturing such Antibodies;

(f) there are no judgments against or awards or settlements against Paragon or any of its Affiliates, and there are no claims, actions, or proceedings pending or, to Paragon’s knowledge, threatened, nor to Paragon’s knowledge are there any formal inquiries initiated or written notices received that are reasonably likely to lead to the institution of any such legal proceedings, in each case (i) relating to any Licensed Antibodies or Licensed Antibody Technology or alleging that any Third Party has any right to or under any Licensed Antibodies or Licensed Antibody Technology that would conflict with the rights granted in this Agreement; or (ii) alleging that any Licensed Antibody Patent is unpatentable, invalid, unenforceable or infringed;

(g) all of Paragon’s and its Affiliates’ employees, officers, subcontractors and consultants: (i) have assigned, or are under contractual obligations to assign, to Paragon all inventions conceived, reduced to practice or otherwise related to the Licensed Antibodies or Licensed Antibody Technology; (ii) to Paragon’s knowledge, have no obligations under agreements or Applicable Law to assign any interest in any such inventions to any Third Party; and (iii) have existing obligations under agreements or Applicable Law to maintain as confidential Paragon’s Confidential Information as well as confidential information of other parties (including of Mentari and its Affiliates);

(h) none of Paragon, its Representatives, or any other person used by Paragon in the performance of this Agreement has been or is (i) debarred, convicted, or is subject to a pending debarment or conviction, pursuant to section 306 of the United States Food Drug and Cosmetic Act, 21 U.S.C. § 335a, (ii) listed by any government or regulatory agencies as ineligible to participate in any government healthcare programs or government procurement or non-procurement programs (as that term is defined in 42 U.S.C. 1320a-7b(f)), or excluded, debarred, suspended or otherwise made ineligible to participate in any such program, or (iii) convicted of a criminal offense related to the provision of healthcare items or services, or is subject to any such pending action. Paragon agrees to inform Mentari in writing promptly if Paragon or any person who is performing activities on its behalf under the Agreement is subject to the foregoing, or if any action, suit, claim, investigation, or proceeding relating to the foregoing is pending or threatened; and

(i) no funding, facilities, or personnel of any governmental authority or any public or private educational or research institutions were used to develop or create any Licensed Antibody Technology, and neither Paragon nor any of its Affiliates has entered into a government funding relationship that would result in rights to any Mentari Products residing in the U.S. Government, the National Institutes of Health, or other agency, and the licenses granted hereunder are not subject to overriding obligations to the U.S. Government as set forth in Public Law 96-517 (35 U.S.C. §§ 200-204), or any similar obligations under the laws of any other country in the Territory.

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7.3 Paragon Covenant. Subject to Article V and Section 10.6, during the Term, Paragon will not grant a Third Party any license or other right in the Licensed Antibody Technology that would conflict with the rights and licenses granted to Mentari hereunder with respect to such Licensed Antibody Technology.

7.4 Compliance with Laws. Each Party shall, and shall ensure that its Affiliates and its and its Affiliates’ Representatives and sublicensees, comply with Applicable Laws in all material respects in the performance of its obligations and the exercise of its rights under this Agreement.

7.5 DISCLAIMER OF WARRANTIES. EXCEPT AS EXPRESSLY SET FORTH HEREIN, EACH PARTY EXPRESSLY DISCLAIMS ANY AND ALL WARRANTIES OF ANY KIND, EXPRESS OR IMPLIED, INCLUDING THE WARRANTIES OF DESIGN, MERCHANTABILITY, DURABILITY, MERCHANTABLE QUALITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THE INTELLECTUAL PROPERTY RIGHTS OF THIRD PARTIES, OR ARISING FROM A COURSE OF DEALING, USAGE OR TRADE PRACTICES.

ARTICLE VIII

TERM; TERMINATION.

8.1 Term. The term of this Agreement shall commence on the Effective Date and shall expire on a country-by-country and Mentari Product-by-Mentari Product basis on the expiration of the Royalty Term for such Mentari Product in such country, in each case, unless earlier terminated by a Party as set forth below in this Article VIII (the “Term”). Upon expiration (but not termination) of this Agreement, the licenses granted in Section 2.1 shall survive and become royalty-free, fully paid-up, perpetual and irrevocable with respect to the applicable Mentari Product in the applicable country.

8.2 Termination by Mentari. Mentari shall have the right to terminate this Agreement in its entirety or on a country-by-country or Mentari Product-by-Mentari Product basis for any or no reason upon sixty (60) days’ prior written notice to Paragon.

8.3 Material Breach. Either Party may terminate this Agreement with respect to the affected Research Program and all Mentari Products under such Research Program or, if such material breach affects this Agreement as a whole or both Research Programs, in its entirety for the material breach of this Agreement by the other Party, if such material breach remains uncured ninety (90) days (or thirty (30) days with respect to any failure to make any payments owing to a Party hereunder) following notice from the non-breaching Party to the breaching Party specifying such breach, provided, that, in the event of a dispute regarding the existence or cure of a material breach, no termination shall become effective until such dispute is finally resolved pursuant to Section 10.7 in favor of the non-breaching Party and the breaching Party fails to cure such material breach within ninety (90) days thereafter.

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8.4 Insolvency. Each Party will have the right to terminate this Agreement in the event of a Bankruptcy Event with respect to the other Party. “Bankruptcy Event” means the occurrence of any of the following: (a) the institution of any bankruptcy, receivership, insolvency, reorganization or other similar proceedings by or against a Party under any bankruptcy, insolvency, or other similar law now or hereinafter in effect, including any section or chapter of the United States Bankruptcy Code, as amended or under any similar laws or statutes of the United States or any state thereof (the “Bankruptcy Code”), where in the case of involuntary proceedings such proceedings have not been dismissed or discharged within [***] days after they are instituted, (b) the insolvency or making of an assignment for the benefit of creditors or the admittance by a Party of any involuntary debts as they mature, (c) the institution of any reorganization, arrangement or other readjustment of debt plan of a Party not involving the Bankruptcy Code, (d) appointment of a receiver for all or substantially all of a Party’s assets, or (e) any corporate action taken by the board of directors of a Party in furtherance of any of the foregoing actions.

8.5 Effect of Termination of this Agreement. If this Agreement terminates for any reason (excluding expiration under Section 8.1), whether with respect to a particular Mentari Product, particular country or in its entirety, then the following shall apply:

(a) All licenses and other rights granted by Paragon to Mentari under this Agreement with respect to the terminated Mentari Product(s) and terminated country(ies) shall terminate, except as required for Mentari, its Affiliates and/or its Sublicensees to perform any of its obligations that survive termination, including to continue to complete or wind down any ongoing clinical trials for any Mentari Product, as may be required by Applicable Law or ethical principles.

(b) No later than [***] days after the effective date of such termination, each Party shall return or cause to be returned to the other Party, or destroy, all Confidential Information received from the other Party and all copies thereof related to the terminated Mentari Product(s) in the terminated country(ies); provided, however, that each Party may retain any Confidential Information reasonably necessary for such Party’s ongoing obligations and rights under this Agreement which do not terminate, and each Party may keep one (1) copy of Confidential Information received from the other Party in its confidential files for record purposes and such copy shall remain subject to Article VI of this Agreement.

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(c) Upon Paragon’s written request to Mentari, Paragon and Mentari shall [***] discuss [***], for a period of up to [***] days following such written request, terms and conditions under which Mentari may be willing to grant to Paragon [***], [***] license under the Mentari Intellectual Property to Develop, Manufacture, Commercialize and otherwise exploit the terminated Mentari Products in the Field in the terminated country(ies) that were the subject of any Development, Manufacturing or Commercialization activities performed by Mentari or its Affiliates under this Agreement prior to such termination (“Reversion Products”), as well as the potential transfer of materials, ongoing clinical trials and applicable regulatory filings and relevant data generated by Mentari with respect to the Reversion Products and necessary for the Development, Manufacture, Commercialization or other exploitation of such Reversion Products, such agreement to include commercially reasonable financial and other terms (including the granting of a right of reference and the exchange of pharmacovigilance information, as applicable), which terms shall take into consideration Mentari’s contributions made in the Development, Manufacture, Commercialization and other exploitation of the Reversion Products.

8.6 Survival of Sublicenses. Upon termination of this Agreement, at the written request of any Sublicensee who is not then in breach of its sublicense agreement, such sublicense agreement will survive such termination of this Agreement, and Paragon will negotiate [***] the terms and conditions of a direct license with such Sublicensee that is consistent with the terms of this Agreement (as adjusted for the scope of license, products, field of use and other provisions of the original sublicense). For clarity, Paragon shall have no obligation with respect to any Sublicensee that is greater than or in addition to the obligations of Paragon to Mentari under this Agreement.

8.7 Accrued Rights; Survival. The expiration or termination of this Agreement for any reason shall not release either Party from any liability or obligation that, at the time of such expiration or termination, has already accrued to the other Party or that is attributable to a period prior to such expiration or termination, nor will expiration or any termination of this Agreement preclude either Party from pursuing all rights and remedies it may have under this Agreement, or at law or in equity, with respect to breach of this Agreement. In the event of expiration or any termination of this Agreement, the following provisions of this Agreement shall survive such expiration or termination in accordance with their respective terms and conditions: Article I (Definitions); Section 2.1 (License Grants from Paragon) (upon expiration (but not termination) of this Agreement as set forth in Section 8.1 (Term)); Section 2.2 (Sublicenses) (with respect to any payments or other performance obligations prior to conversion (if any) to a direct license pursuant to Section 8.6); Section 2.3 (No Implied Licenses; Reservation of Rights); Sections 4.1 (Milestone Payments) and 4.2 (Royalties) (with respect to any outstanding payment obligations that have accrued prior to the date of termination or expiration); Section 4.3 (Payment Reports) (with respect to any Royalty Payments that have accrued prior to the date of termination or expiration); Section 4.4 (Payment Method) to 4.8 (Blocked Currency) (for the duration of any outstanding payment obligations under this Agreement); Section 4.9 (Records; Inspection) (for the duration set forth therein); Section 5.1 (Ownership); Section 7.5 (Disclaimer of Warranties); Article VI (Protection of Confidential Information) (for the duration set forth therein); Section 8.5 (Effect of Termination of this Agreement); Section 8.6 (Survival of Sublicenses); Section 8.7 (Accrued Rights; Survival); Article IX (Indemnification); and Article X (Miscellaneous).

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ARTICLE IX

INDEMNIFICATION.

9.1 By Mentari. Mentari hereby agrees to defend, indemnify and hold harmless Paragon, its Affiliates and its or their Representatives (each, a “Paragon Indemnitee”) from and against any and all losses, damages, liabilities, expenses and costs, including reasonable legal expense and attorneys’ fees (collectively, “Losses”), to which any Paragon Indemnitee may become subject as a result of any claim, demand, action, or other proceeding by any Third Party (“Third Party Claim”) to the extent such Losses result from: (a) the gross negligence, recklessness or willful misconduct of any Mentari Indemnitee in the performance of this Agreement; (b) Mentari’s breach of any of its representations, warranties or covenants under this Agreement; or (c) Mentari’s Development, Manufacture, Commercialization or other exploitation of Mentari Products (but, for clarity, excluding any activities conducted by Paragon under this Agreement or the Option Agreement), in each case ((a) to (c)), except in each case to the extent that any such Losses are indemnifiable by Paragon under Section 9.2.

9.2 By Paragon. Paragon hereby agrees to defend, indemnify, and hold harmless Mentari, its Affiliates, and its or their Representatives (each, a “Mentari Indemnitee”) from and against any and all Losses to which any Mentari Indemnitee may become subject as a result of any Third Party Claim to the extent such Losses result from: (a) the gross negligence, recklessness or willful misconduct of any Paragon Indemnitee in the performance of this Agreement; or (b) Paragon’s breach of any of its representations, warranties or covenants under this Agreement; in each case ((a) to (b)), except in each case to the extent that any such Losses are indemnifiable by Mentari under Section 9.1.

9.3 Indemnification Procedures. The Party claiming indemnity under this Article IX (the “Indemnified Party”) will give written notice to the Party from whom indemnity is being sought (the “Indemnifying Party”) promptly after learning of the Third Party Claim for which indemnity is being sought (“Claim”). The Indemnifying Party’s obligation to defend, indemnify and hold harmless pursuant to Section 9.1 or Section 9.2, as applicable, will be reduced to the extent the Indemnified Party’s delay in providing notification pursuant to the previous sentence results in material prejudice to the Indemnifying Party; provided, however, that the failure by an Indemnified Party to give such notice or otherwise meet its obligations under this Section 9.3 will not relieve the Indemnifying Party of its indemnification obligation under this Agreement. At its option, the Indemnifying Party may assume the defense and have exclusive control, at its own expense, of any Claim for which indemnity is being sought by giving written notice to the Indemnified Party within [***] days after receipt of the notice of the Claim, provided, that (a) it agrees to indemnify the Indemnified Party from and against all Losses the Indemnified Party may suffer arising out of the Claim; (b) the Claim involves only money damages and does not seek an injunction or other equitable relief against the Indemnified Party; and (c) the Indemnifying Party conducts the defense of the Claim diligently. The Indemnified Party will provide the Indemnifying Party with reasonable assistance, at the Indemnifying Party’s expense, in connection with the defense. The Indemnified Party may participate in and monitor such defense with counsel of its own choosing at its sole expense; provided, however, the Indemnifying Party will have the right to assume and conduct the defense of the Claim with counsel of its choice. The Indemnifying Party will not settle any Claim without the prior written consent of the Indemnified Party, not to be unreasonably withheld, unless the settlement involves only the payment of money. The Indemnified Party will not settle any such Claim without the prior written consent of the Indemnifying Party. If the Indemnifying Party does not assume and conduct the defense of the Claim as provided above, (i) the Indemnified Party may defend against, and consent to the entry of any judgment or enter into any settlement with respect to the Claim in any manner the Indemnified Party may deem reasonably appropriate (and the Indemnified Party need not consult with, or obtain any consent from, the Indemnifying Party in connection therewith), and (ii) the Indemnified Party reserves any right it may have under this Article IX to obtain indemnification from the Indemnifying Party.

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9.4 Limitation of Liability. EXCEPT FOR LIABILITY FOR BREACH OF ARTICLE VI, FRAUD OR WILLFUL MISCONDUCT OR FOR INDEMNIFICATION CLAIMS UNDER THIS ARTICLE IX, IN NO EVENT SHALL EITHER PARTY BE ENTITLED TO RECOVER FROM THE OTHER PARTY ANY SPECIAL, INCIDENTAL, CONSEQUENTIAL OR PUNITIVE DAMAGES IN CONNECTION WITH THIS AGREEMENT, EVEN IF THE OTHER PARTY HAD NOTICE OF THE POSSIBILITY OF SUCH DAMAGES.

9.5 Insurance. Mentari shall maintain at its expense insurance coverage consistent with normal business practices and adequate to cover the risks associated with its performance of any activities hereunder, and Mentari acknowledges and agrees that the maintenance of such insurance coverage shall not relieve Mentari of its obligations under this Agreement.

ARTICLE X

MISCELLANEOUS.

10.1 Independent Contractor Relationship. Paragon’s relationship with Mentari is that of an independent contractor, and nothing in this Agreement should be construed to create a partnership, joint venture, or employer-employee relationship. Neither Party is an agent of the other Party or authorized to make any representation, contract, or commitment on behalf of the other Party.

10.2 Force Majeure. Neither Party will be charged with any liability for delay or failure in performance of an obligation under this Agreement (other than any obligation to pay monies when due) to the extent such delay or failure is due to a cause beyond the reasonable control of the affected Party, such as war, riots, labor disturbances, epidemic, pandemic, fire, explosion, and compliance in good faith with any Applicable Law (in each case, a “Force Majeure”). The Party affected by a Force Majeure will give prompt written notice to the other Party of the nature of the cause of any material delay or failure to perform, its anticipated duration and any action being taken to avoid or minimize the effect. The Party affected will use its diligent efforts to avoid or remove such causes of delay or failure to perform and to mitigate the effect of such occurrence, and will continue performance in accordance with the terms of this Agreement whenever such causes are removed. The Party affected will give prompt written notice to the other Party of such resumed performance. If any such failure or delay in a Party’s performance hereunder continues for more than [***] days, the other Party may terminate this Agreement upon written notice to the affected Party.

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10.3 Entire Agreement; Amendment. This Agreement, together with all Exhibits attached hereto, constitutes the final, complete, and exclusive agreement of the Parties with respect to the subject matter hereof and supersedes all prior and contemporaneous understandings and agreements, relating to its subject matter. This Agreement (including its Exhibits) may not be changed, modified, amended, or supplemented except by a written instrument signed by both Parties.

10.4 Non-Waiver. The failure of a Party to insist upon strict performance of any provision of this Agreement or to exercise any right arising out of this Agreement shall neither impair that provision or right nor constitute a waiver of that provision or right, in whole or in part, in that instance or in any other instance. Any waiver by a Party of a particular provision or right shall be in writing, shall be as to a particular matter and, if applicable, for a particular period of time and shall be signed by such Party.

10.5 Severability. Should one or more of the provisions of this Agreement become void or unenforceable as a matter of Applicable Law, then this Agreement shall be construed as if such provision were not contained herein and the remainder of this Agreement shall be in full force and effect, and the Parties will use their best efforts to substitute for the invalid or unenforceable provision a valid and enforceable provision which conforms as nearly as possible with the original intent of the Parties.

10.6 Assignment. Neither this Agreement nor any rights or obligations hereunder may be assigned by either Party without the prior written consent of the other Party (which consent shall not be unreasonably withheld); provided, however, that (a) Paragon may assign to an Affiliate or a Third Party its rights to receive some or all of the payments payable hereunder together with the right to receive Confidential Information of Mentari, subject to compliance with commercially reasonable confidentiality and non-use obligations; and (b) either Party may assign this Agreement without the other Party’s consent to (i) its Affiliates or (ii) its successor to all or substantially all of the business of such Party to which this Agreement relates, whether by merger, sale of stock, sale of assets or otherwise. The assigning Party shall provide the other Party with prompt written notice of any such assignment. Except for an assignment pursuant to clause (a) above, the rights and obligations of the Parties under this Agreement shall be binding upon and inure to the benefit of the successors and permitted assigns of the Parties, and the name of a Party appearing herein will be deemed to include the name of such Party’s successors and permitted assigns to the extent necessary to carry out the intent of this Section 10.6. Any assignment not in accordance with this Agreement shall be void.

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10.7 Dispute Resolution. The Parties recognize that a bona fide dispute as to certain matters may arise from time to time during the Term relating to either Party’s rights or obligations hereunder or otherwise relating to the validity, enforceability or performance of this Agreement, including disputes relating to alleged breach or termination of this Agreement but excluding any disputes relating to Article VI or disputes relating to the determination of the validity, scope, infringement, enforceability, inventorship or ownership of the Parties’ respective Intellectual Property Rights (hereinafter, a “Dispute”). In the event of the occurrence of any Dispute, the Parties will follow the following procedures in an attempt to resolve the dispute or disagreement:

(a) The Party claiming that such a Dispute exists will give notice in writing (a “Notice of Dispute”) to the other Party of the nature of the Dispute.

(b) The Dispute will be referred to the then Chief Executive Officer of Paragon (or such individual’s designee) and the then Chief Executive Officer of Mentari (or such individual’s designee) who will meet no later than [***] days following the initial receipt of the Notice of Dispute and use reasonable endeavors to resolve the Dispute.

(c) If, within [***] days of initial receipt of the Notice of Dispute, the Dispute has not been resolved, or if, for any reason, the meeting described in Section 10.7(b) hereof has not been held within [***] days of initial receipt of the Notice of Dispute, then the Parties agree that such Dispute will be finally resolved through binding arbitration to be administered by JAMS pursuant to its Comprehensive Arbitration Rules and Procedures and in accordance with the Expedited Procedures in those Rules, as specifically modified by the provisions of this Section 10.7(c). The arbitration will be conducted by a panel of three arbitrators. Within [***] days after the initiation of the arbitration, each Party will nominate one person to act as arbitrator, and the two arbitrators so named will then jointly appoint the third arbitrator within [***] days of their appointment, who will serve as chairman of the panel. All three arbitrators must be independent Third Parties having at least [***] years of dispute resolution experience (which may include judicial experience) or legal or business experience in the biotech or pharmaceutical industry. If either Party fails to nominate its arbitrator, or if the arbitrators selected by the Parties cannot agree on a person to be named as chairman within such [***]-day period, JAMS will make the necessary appointments for such arbitrator(s) or the chairman. Once appointed by a Party, such Party will have no ex parte communication with its appointed arbitrator. The place of arbitration will be in Boston, Massachusetts or such other venue as the Parties may mutually agree. The arbitration proceedings and all communications with respect thereto will be in English. Any written evidence originally in another language will be submitted in English translation accompanied by the original or a true copy thereof. The arbitrators have the power to decide all matters in Dispute, including any questions of whether or not such matters are subject to arbitration hereunder. The arbitration will be governed by the Federal Arbitration Act, 9 U.S.C. §§1 et seq., and judgment upon the award rendered by the arbitrators may be entered in any court having competent jurisdiction thereof. The existence, content and results of any arbitration proceedings pursuant to this Section 10.7 will be deemed the Confidential Information of both Parties.

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(d) Nothing in this Section 10.7 will preclude either Party from seeking equitable relief or interim or provisional relief from a court of competent jurisdiction, including a temporary restraining order, preliminary injunction or other interim equitable relief, concerning a dispute either prior to or during any arbitration if necessary to protect the interests of such Party or to preserve the status quo pending the arbitration proceeding. No remedy referred to in this Agreement is intended to be exclusive, but each will be cumulative and in addition to any other remedy referred to in this Agreement or otherwise available under Applicable Law.

(e) The Parties agree that any disputes relating to the determination of the validity, scope, infringement, enforceability, inventorship or ownership of the Parties’ respective Intellectual Property Rights will be submitted to a court of competent jurisdiction in the country in which such Intellectual Property Rights were granted or arose; provided, however, that, in the case where such country is the United States, the sole jurisdiction and venue for all actions, suits and proceedings arising out of any such dispute shall be the federal courts located in Boston, Massachusetts, and each Party hereby (i) irrevocably and unconditionally waives any objection to the laying of venue of any such action, suit or proceeding in the federal courts of Boston, Massachusetts, and (ii) agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

10.8 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts without reference to conflicts of laws principles.

10.9 Notices. Any notice to be given under this Agreement must be in writing and delivered either in person, by internationally recognized express courier, by email, or by facsimile, to the Party to be notified at its address(es) given below, or at any address such Party has previously designated by prior written notice to the other. Notice shall be deemed sufficiently given for all purposes upon the earliest of: (a) the date of actual receipt; (b) if delivered by express courier, the next Business Day the express courier regularly makes deliveries; or (c) if delivered by email, upon the date upon which the receipt of such email is confirmed by return email. Together with any notice provided by a Party to the other Party in accordance with this Section 10.9, the Party shall send a copy of such notice by email to the other Party.

If to Paragon:	Paragon Therapeutics, Inc.
221 Crescent Street
Building 23, Suite 105
Waltham, MA 02453
Attn: Chief Legal Officer
Email: [***]

If to Mentari:	Mentari Therapeutics, Inc.
200 Barr Harbor Drive, Suite 400
West Conshohocken, PA 19428
Attn: CEO
Email: [***]

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10.10 Interpretation. Except where the context expressly requires otherwise, (a) the use of any gender herein shall be deemed to encompass references to either or both genders, and the use of the singular shall be deemed to include the plural (and vice versa), (b) the words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”, (c) the word “will” shall be construed to have the same meaning and effect as the word “shall”, (d) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (e) any reference herein to any person or entity shall be construed to include such person’s or entity’s successors and assigns, (f) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (g) all references herein to Sections or Exhibits shall be construed to refer to Sections or Exhibits of this Agreement, and references to this Agreement include all Exhibits hereto, (h) the word “notice” means notice in writing (whether or not specifically stated) and shall include notices, consents, approvals and other written communications contemplated under this Agreement, (i) provisions that require that a Party, the Parties or any committee hereunder “agree,” “consent” or “approve” or the like shall require that such agreement, consent or approval be specific and in writing, whether by written agreement, letter, approved minutes or otherwise (but excluding e-mail and instant messaging), (j) references to any specific law, rule or regulation, or article, section or other division thereof, shall be deemed to include the then-current amendments thereto or any replacement or successor law, rule or regulation thereof, and (k) the term “or” shall be interpreted in the inclusive sense commonly associated with the term “or.” The headings of clauses contained in this Agreement preceding the text of the sections, subsections and paragraphs hereof are inserted solely for convenience and ease of reference only and shall not constitute any part of this Agreement or have any effect on its interpretation or construction. Ambiguities and uncertainties in this Agreement, if any, shall not be interpreted against either Party, irrespective of which Party may be deemed to have caused the ambiguity or uncertainty to exist. This Agreement has been prepared in the English language, and the English language shall control its interpretation. In addition, all notices required or permitted to be given hereunder, and all written, electronic, oral, or other communications between the Parties regarding this Agreement shall be in the English language. To the extent there is any inconsistency or conflict between the terms and conditions of this Agreement and any exhibit, the terms and conditions of this Agreement will prevail.

10.11 No Third-Party Rights. The provisions of this Agreement are for the exclusive benefit of the Parties and their successors and permitted assigns, and no other person shall have any right or claim against any Party by reason of these provisions or be entitled to enforce any of these provisions against any Party.

10.12 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original document, and all of which, together with this writing, shall be deemed one instrument. This Agreement may be executed by facsimile or PDF signatures, which signatures shall have the same force and effect as original signatures.

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10.13 Expenses. Each Party shall pay its own costs, charges and expenses incurred in connection with the negotiation, preparation and completion of this Agreement.

10.14 Binding Effect. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective legal representatives, successors and permitted assigns.

10.15 Construction. The Parties hereto acknowledge and agree that: (a) each Party and its counsel reviewed and negotiated the terms and provisions of this Agreement and have contributed to its revision; (b) the rule of construction to the effect that any ambiguities are resolved against the drafting Party shall not be employed in the interpretation of this Agreement; and (c) the terms and provisions of this Agreement shall be construed fairly as to all Parties hereto and not in a favor of or against any Party, regardless of which Party was generally responsible for the preparation of this Agreement.

10.16 Cumulative Remedies. No remedy referred to in this Agreement is intended to be exclusive unless explicitly stated to be so, but each shall be cumulative and in addition to any other remedy referred to in this Agreement or otherwise available under law.

10.17 Performance by Affiliates. A Party may perform some or all of its obligations under this Agreement through Affiliate(s) or may exercise some or all of its rights under this Agreement through Affiliates, subject to the terms of this Agreement. However, each Party shall remain responsible and be guarantor of the performance by its Affiliates and shall cause its Affiliates to comply with the provisions of this Agreement in connection with such performance as if such Party were performing such obligations itself, and references to a Party in this Agreement shall be deemed to also reference such Affiliate. In particular and without limitation, all Affiliates of a Party that receive Confidential Information of the other Party pursuant to this Agreement shall be governed and bound by all obligations set forth in Article VI, and shall be subject to the intellectual property provisions of Article V as if they were the original Party to this Agreement (and be deemed included in the actual Party to this Agreement for purposes of all intellectual property-related definitions). A Party and its Affiliates shall be jointly and severally liable for their performance under this Agreement.

[Remainder of Page Left Intentionally Blank; Signature Page Follows]

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT BOTH CUSTOMARILY AND ACTUALLY TREATS AS PRIVATE AND CONFIDENTIAL.

IN WITNESS WHEREOF, the Parties have by duly authorized persons executed this Agreement as of the Effective Date.

PARAGON THERAPEUTICS, INC.		MENTARI THERAPEUTICS, INC.

By:	/s/ Keri Lantz	By:	/s/ Julianne Bruno
Name:	Keri Lantz	Name:	Julianne Bruno
Title:	Chief Financial Officer	Title:	Chairperson of the Board of Directors

[SIGNATURE PAGE TO LICENSE AGREEMENT]

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT BOTH CUSTOMARILY AND ACTUALLY TREATS AS PRIVATE AND CONFIDENTIAL.

EXHIBIT A

LIST OF LICENSED ANTIBODY PATENTS

Research Program #1

MT-001 PROGRAM PATENT SCHEDULE

(as of June 30, 2026)

[***]

Research Program #2

MT-002 PROGRAM PATENT SCHEDULE

(as of June 30, 2026)

[***]

[EXHIBIT A TO LICENSE AGREEMENT]